================================================================================
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
        [ ]  Preliminary Proxy Statement
        [X]  Definitive Proxy Statement
        [ ]  Definitive Additional Materials
        [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
             14a-12
        [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             THE LOEWEN GROUP INC.
                (Name of Registrant as Specified in its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

        [X]  No fee required.
        [ ]  Fee computed on table below per Exchange Act Rules
             14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

================================================================================

                                      LOGO

                             THE LOEWEN GROUP INC.

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of the holders of Common shares without par value ("Common shares") of The Loewen Group Inc. (the "Company") will be held at the Pan Pacific Hotel, 999 Canada Place, Vancouver, British Columbia, Canada, at 2:30 p.m. (Pacific Daylight Time) on Thursday, the 15th day of May, 1997, for the following purposes:

     1. to receive the report of the Directors to the shareholders and the financial statements of the Company for the year ended December 31, 1996, together with the report of the auditors thereon;

     2. to elect four Directors for terms of office as more particularly described in the accompanying Proxy Statement and Information Circular;

     3.    to appoint auditors for the ensuing year;

     4. to authorize the Directors to fix the remuneration to be paid to the auditors;

     5. to consider and, if thought advisable, to pass ordinary resolutions to approve amendments of the Employee Stock Option Plan (United States) to increase the number of Common shares issuable thereunder by 1,000,000 Common shares and to increase the number of Common shares for which options may be granted thereunder in any one calendar year to any one participant by 300,000 Common shares;

     6. to consider and, if thought advisable, to pass ordinary resolutions to approve amendments of the Employee Stock Option Plan (Canada) to increase the number of Common shares issuable thereunder by 1,000,000 Common shares and to increase the number of Common shares for which options may be granted thereunder in any one calendar year to any one participant by 300,000 Common shares;

     7. to consider and, if thought advisable, to pass an ordinary resolution to approve the amendment of the Employee Stock Bonus Plan to increase the number of Common shares issuable thereunder by 50,000 Common shares; and

     8. to consider such other matters as may properly be brought before the Meeting or any adjournment or postponement thereof.

     The share transfer books of the Company will not be closed, but the Board of Directors has fixed March 27, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Each registered holder of Common shares at the close of business on that date is entitled to such notice and to vote at the Meeting in the circumstances set out in the accompanying Proxy Statement and Information Circular.

     A Proxy Statement and Information Circular and form of proxy accompany this Notice of Meeting.

     Shareholders who are registered holders of Common shares and who are unable to attend or who are not expecting to be present at the Meeting in person are requested to date and sign the enclosed form of proxy for holders of Common shares and return it in the envelope provided for that purpose. Forms of proxy must be received by The R-M Trust Company, at Fifth Floor, 393 University Avenue, Toronto, Ontario, Canada, M5G 2M7 (fax number (416) 813-4679) not later than 10:00 a.m. (Pacific Daylight Time) on Wednesday, the 14th day of May, 1997.

     Shareholders who are not registered holders receiving the Meeting materials from their broker or other representative are requested to complete and return the materials as instructed by such broker or other representative.

     DATED at Burnaby, British Columbia, Canada, the 8th day of April, 1997.

                                         BY ORDER OF THE BOARD

                                         /s/ RAYMOND L. LOEWEN
                                         -------------------------------
                                         Raymond L. Loewen,
                                         Chairman of the Board and Chief
                                         Executive Officer

                                      LOGO

                             THE LOEWEN GROUP INC.
                              4126 NORLAND AVENUE
                       BURNABY, BRITISH COLUMBIA, CANADA
                                    V5G 3S8

                    PROXY STATEMENT AND INFORMATION CIRCULAR

                 IN CONNECTION WITH THE ANNUAL GENERAL MEETING
                           TO BE HELD ON MAY 15, 1997

                           DATED AS OF APRIL 8, 1997

                            SOLICITATION OF PROXIES

     THIS PROXY STATEMENT AND INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY MANAGEMENT OF THE LOEWEN GROUP INC. (THE "COMPANY") OF PROXIES TO BE USED AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY (THE "MEETING") to be held at the Pan Pacific Hotel, 999 Canada Place, Vancouver, British Columbia, Canada, at 2:30 p.m. (Pacific Daylight Time) on Thursday, the 15th day of May, 1997 and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders ("Notice of Meeting"). References in this Proxy Statement and Information Circular to "Shareholder" or "Shareholders" are references to the holder or holders of Common shares without par value of the Company ("Common shares"). References in this Proxy Statement and Information Circular to "Subsidiaries" are references to the direct and indirect subsidiaries and associated entities of the Company, unless the context otherwise requires.

     This Proxy Statement and Information Circular and the enclosed form of proxy are first being sent to Shareholders on or about April 11, 1997.

     The total cost of solicitation of proxies will be borne by the Company. The solicitation of proxies is being made initially by mail. Directors, officers and other employees of the Company may solicit proxies in person, by telephone, by mail or other means. Brokers, banks and other persons will be reimbursed by the Company for expenses they incur in forwarding proxy material to obtain voting instructions from beneficial Shareholders. The Company also intends to use the services of Morrow & Co., Inc. to assist in the solicitation of proxies. The cost of such proxy solicitation services to be rendered to the Company is estimated to be $10,000 plus customary out-of-pocket expenses.
                            ------------------------

     All dollar amounts are expressed in United States dollars, unless indicated otherwise. The following rates of exchange, each of which is a weighted average of the Bank of Canada noon spot rate of exchange for the relevant year, were used to translate Canadian dollar amounts to United States dollar amounts for the respective fiscal years indicated:

FISCAL YEAR                           RATE
-----------           -------------------------------------
    1994              $1 United States = $1.3657 Canadian
    1995              $1 United States = $1.3723 Canadian
    1996              $1 United States = $1.3635 Canadian

                     APPOINTMENT AND REVOCATION OF PROXIES

     The persons named as proxyholders (the "designated persons") in the enclosed form of proxy were designated by the Directors of the Company. A SHAREHOLDER DESIRING TO APPOINT A PERSON (WHICH MAY BE A COMPANY) TO ATTEND AND ACT FOR AND ON BEHALF OF THAT SHAREHOLDER AT THE MEETING, OTHER THAN THE DESIGNATED PERSONS IN THE ENCLOSED FORM OF PROXY, MAY DO SO BY STRIKING OUT THE PRINTED NAMES AND INSERTING THE NAME OF SUCH OTHER PERSON AND, IF DESIRED, AN ALTERNATE TO SUCH PERSON (NEITHER OF WHOM NEED BE A SHAREHOLDER) IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY. The completed form of proxy must be received by The R-M Trust Company at Fifth Floor, 393 University Avenue, Toronto, Ontario, Canada, M5G 2M7 (fax number (416) 813-4679) not later than 10:00 a.m. (Pacific Daylight Time) on Wednesday, the 14th day of May, 1997.

     A proxy may not be valid unless it is dated and signed by the Shareholder who is giving it or by that Shareholder's attorney-in-fact duly authorized by that Shareholder in writing or, in the case of a corporation, dated and executed under its corporate seal or by any officer of, or attorney-in-fact for, the corporation duly authorized. If a form of proxy is executed by an attorney-in-fact for an individual Shareholder or joint Shareholders or by an officer or attorney-in-fact for a corporate Shareholder not under its corporate seal, the instrument so empowering the officer or attorney-in-fact, as the case may be, or a notarial copy thereof, should accompany the form of proxy.

     A Shareholder who has given a proxy may revoke it at any time, before it is exercised, by an instrument in writing (a) executed by that Shareholder or by that Shareholder's attorney-in-fact authorized in writing or, where that Shareholder is a corporation, by a duly authorized officer of, or attorney-in-fact for, the corporation; and (b) delivered either (i) to the registered office of the Company at Suite 2100-1075 West Georgia Street, Vancouver, British Columbia, Canada, V6E 3G2 at any time up to and including the last business day preceding the day of the Meeting or, if adjourned or postponed, any reconvening thereof, or (ii) to the Chairman of the Meeting prior to the vote on matters covered by the proxy on the day of the Meeting or, if adjourned or postponed, any reconvening thereof; or in any other manner provided by law. Attendance at the Meeting and participation in a poll (ballot) by a Shareholder will automatically revoke the proxy. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

          VOTING OF PROXIES AND EXERCISE OF DISCRETION BY PROXYHOLDERS

     If a poll (ballot) is taken and the instructions are certain, the designated persons in the enclosed form of proxy will vote for or against, or will withhold or abstain from voting, as the case may be, the shares in respect of which they are appointed in accordance with the direction of the Shareholders appointing them. IN THE ABSENCE OF SUCH DIRECTION, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED ON ANY POLL (BALLOT) FOR THE APPROVAL OF ALL OF THE MATTERS IN THE ITEMS SET OUT IN THE FORM OF PROXY AND IN FAVOR OF EACH OF THE NOMINEES NAMED THEREIN FOR ELECTION AS DIRECTORS. The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to any matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. At the date of this Proxy Statement and Information Circular, management of the Company knew of no such amendments, variations, or other matters to come before the Meeting.

     In the case of abstentions from or withholding of the voting of shares on any matter, the shares which are the subject of the abstention or withholding ("non-voted shares") will be counted for determination of a quorum, but will not be counted as affirmative or negative votes on the matter to be voted upon. Under the rules of the New York Stock Exchange, brokers may not vote Common shares held in street name on behalf of customers on a proposed resolution without specific instructions from their customers. If a customer has not given any instructions on the proposed resolutions, then the votes attaching to such customer's Common shares are not counted for the determination of quorum. If a customer has given instructions on some but not all of the proposed resolutions, then the votes attaching to the customer's Common shares are counted for the determination of quorum for all purposes. On any given resolution, where no instructions are received from the customer, the votes attaching to such customer's Common shares ("broker non-votes") will not be counted as affirmative or negative votes on the matter to be voted upon.

     Participants in the Company's Employee Stock Bonus Plan and the Loewen Group International, Inc. ("LGII") 401(k) Retirement Plan who receive this Proxy Statement and Information Circular in such capacity will be receiving voting instruction forms instead of a form of proxy.

                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

     The authorized capital of the Company consists of 990,000,000 shares divided into 750,000,000 Common shares without par value, 40,000,000 Class A shares without par value (the "Class A shares") and 200,000,000 First Preferred Shares without par value of which 1,000,000 shares are designated as 7.75% Cumulative Redeemable Convertible First Preferred Shares, Series A ("Series A Preferred Shares"), 425,000 shares are designated as Convertible First Preferred Shares, Series B ("Series B Preferred Shares") and 8,800,000 shares are designated as 6.00% Cumulative Redeemable Convertible First Preferred Shares, Series C ("Series C Preferred Shares"). As of March 27, 1997, there were 8,800,000 Series C Preferred Shares outstanding. There are no Class A shares, Series A Preferred Shares or Series B Preferred Shares outstanding. The Company has no current intention to issue Class A shares or Series A Preferred Shares. All of the Series B Preferred Shares have been allotted for issuance pursuant to the Company's 1994 Management Equity Investment Plan. However, absent extraordinary circumstances, no Series B Preferred Shares will be issued prior to June 1999.

     The record date for determining the names of Shareholders entitled to receive the Notice of Meeting and to vote at the Meeting is the close of business on March 27, 1997. As at the close of business on March 27, 1997, there were 59,125,489 Common shares issued and outstanding, the registered holders of which are entitled to vote at the Meeting. The holders of the issued and outstanding Series C Preferred Shares are not entitled to vote at the Meeting.

     Each Common share to be voted at the Meeting will entitle the holder thereof to one vote on a poll (ballot).

     On voting for Directors to be elected at the Meeting, the four nominees receiving the highest number of votes will be elected.

     Any resolution presented to the Meeting which calls for a vote for or against an ordinary resolution requires, in order to pass, the affirmative vote of a simple majority of the votes cast at the Meeting. Non-voted shares and broker non-votes do not constitute votes cast at the Meeting and, accordingly, will not have any effect on the resolutions presented to the Meeting. All resolutions expected to be proposed at the Meeting are ordinary resolutions.

     The Directors and officers of the Company are not aware of any person or company that beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than five percent (5%) of the voting rights attached to the Common shares of the Company as at the close of business on March 27, 1997 other than:

                                                                   AMOUNT AND NATURE OF
              NAME AND ADDRESS OF BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP   PERCENT OF CLASS
-----------------------------------------------------------------  --------------------   ----------------
Raymond L. Loewen................................................        9,088,128(1)           15.37
  The Loewen Group Inc.
  4126 Norland Avenue
  Burnaby, British Columbia V5G 3S8
Denver Investment Advisors LLC...................................        3,806,276(2)            6.44
  1225 Seventeenth Street, 26th Floor
  Denver, Colorado 80202

(1) The Common shares reported by Mr. R. Loewen include 2,254,838 shares owned by his wife, Anne Loewen. Mrs. Loewen has sole voting and dispositive power with respect to her shares, and Mr. R. Loewen disclaims beneficial ownership of such shares. The Common shares reported by Mr. R. Loewen also include 239,200 shares owned by Loewen Limited Partnership ("LLP"), a limited partnership in which Mr. R. Loewen is the sole general partner, 5,107,600 shares owned by Loewen Financial Inc. ("LFI"), a corporation of which Mr. R. Loewen is the sole shareholder, and 600,000 shares owned by Loewen Financial Limited Partnership ("LFLP"), a limited partnership in which LFI is the sole general partner. LLP, LFI and LFLP have the same address as Mr. R. Loewen. In the course of its business, LFI pledges its Common shares and Common shares held by LFLP to various Canadian banks to secure certain credit facilities. The number of Common shares pledged to the Canadian banks varies from time to time based on the market value of the Common shares. If a default on the credit facilities were to occur and if the Canadian banks were to foreclose on the pledged shares, a change of control of the Company could result, under certain circumstances. The Common shares reported by Mr.
    R. Loewen also include 750,747 shares that he has the right to acquire within 60 days of March 27, 1997 but does not actually own.

(2) Information as to the amount and nature of beneficial ownership was obtained from Amendment No. 3 to Schedule 13G filed by Denver Investment Advisors LLC ("DIA"), a registered investment adviser, with the Securities and Exchange Commission on February 12, 1997. The Schedule 13G reflects that DIA had sole voting power with respect to 2,488,976 Common shares, sole dispositive power with respect to 3,805,276 Common shares and shared dispositive power with respect to 1,000 Common shares. The Schedule 13G also indicates that various persons other than DIA have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Common shares. None of such persons is identified by name in the Schedule 13G.

     The following table shows: (i) the number of Common shares beneficially owned by Directors, nominees, the Named Executive Officers (as defined herein) identified in the Summary Compensation Table that appears on page 13 and all Directors, nominees and executive officers as a group, as of March 27, 1997 (excluding shares which such persons have the right to acquire within 60 days of March 27, 1997 but do not actually own), (ii) the number of Common shares which such persons have the right to acquire within 60 days of March 27, 1997 but do not actually own, and (iii) the total number of Common shares which such persons own as of March 27, 1997 and have the right to acquire within 60 days of March 27, 1997. Except for Raymond L. Loewen who beneficially owns approximately 15.37% of the Common shares outstanding, no Director, nominee or executive officer beneficially owns 1% or more of the Common shares outstanding. All of the Directors, nominees and executive officers together beneficially own approximately 16.28% of the Common shares outstanding.

===============================================================================================================
                                                    NUMBER OF SHARES
                                                      BENEFICIALLY
                                                         OWNED,       RIGHT TO ACQUIRE   TOTAL NUMBER OF
                                                   EXCLUDING RIGHT TO  SHARES WITHIN   SHARES BENEFICIALLY
                        NAME                       ACQUIRE SHARES (1)     60 DAYS             OWNED
---------------------------------------------------------------------------------------------------------------
  DIRECTORS
---------------------------------------------------------------------------------------------------------------
  The Honorable J. Carter Beese, Jr.                        1,607            1,000              2,607
---------------------------------------------------------------------------------------------------------------
  Timothy R. Hogenkamp (2)                                 40,837           87,600            128,437
---------------------------------------------------------------------------------------------------------------
  Peter S. Hyndman (2)                                          5           16,117             16,122
---------------------------------------------------------------------------------------------------------------
  Albert S. Lineberry, Sr. (3)                              6,854            4,718             11,572
---------------------------------------------------------------------------------------------------------------
  Raymond L. Loewen (4)                                 8,337,381          750,747          9,088,128
---------------------------------------------------------------------------------------------------------------
  Robert B. Lundgren                                        8,005            2,000             10,005
---------------------------------------------------------------------------------------------------------------
  James D. McLennan                                         4,428            2,929              7,357
---------------------------------------------------------------------------------------------------------------
  Ernest G. Penner                                            444            2,444              2,888
---------------------------------------------------------------------------------------------------------------
  The Rt. Hon. John N. Turner, P.C., C.C., Q.C.             3,878              274              4,152
---------------------------------------------------------------------------------------------------------------
  Paul Wagler                                                   5           42,041             42,046
---------------------------------------------------------------------------------------------------------------
  NOMINEES
---------------------------------------------------------------------------------------------------------------
  Reverend Kenneth S. Bagnell                               5,326              nil              5,326
---------------------------------------------------------------------------------------------------------------
  Dr. Earl A. Grollman                                      8,718            2,718             11,436
---------------------------------------------------------------------------------------------------------------
  Charles B. Loewen                                         8,000            2,000             10,000
---------------------------------------------------------------------------------------------------------------
  Lawrence Miller (2)                                      11,505          155,960            167,465
---------------------------------------------------------------------------------------------------------------
  NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS OR
  NOMINEES
---------------------------------------------------------------------------------------------------------------
  Douglas J. McKinnon                                         nil           23,500             23,500
---------------------------------------------------------------------------------------------------------------
  William R. Shane (2)                                     11,005          134,535            145,540
---------------------------------------------------------------------------------------------------------------
  ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS AS      8,485,473       1,359,605          9,845,078
  A GROUP
  (33 persons) (2)(3)(4)(5)
===============================================================================================================

(1) In some instances voting and dispositive power is shared with the spouse of the identified person.

(Footnotes continue on following page)

(2) Certain executive officers participate in either the LGII 401(k) Retirement Plan (for United States employees) or the Retirement Savings Plan for the Employees of The Loewen Group Inc. (for Canadian employees). The foregoing table does not include interests in funds offered as investment alternatives under such retirement plans that invest in Common shares.

(3) Includes 295 shares owned by Mr. Lineberry's wife. Mrs. Lineberry has sole voting and dispositive power with respect to her shares, and Mr. Lineberry disclaims beneficial ownership of such shares. Also includes 4,800 shares beneficially owned by Gaines Corporation, of which Mr. Lineberry is the controlling shareholder.

(4) Includes 2,254,838 shares owned by Mr. R. Loewen's wife, Anne Loewen. Mrs. Loewen has sole voting and dispositive power with respect to her shares, and Mr. R. Loewen disclaims beneficial ownership of such shares. The Common shares reported by Mr. R. Loewen also include 239,200 shares owned by LLP, 5,107,600 shares owned by LFI, and 600,000 shares owned by LFLP. In the course of its business, LFI pledges its Common shares and Common shares held by LFLP to various Canadian banks to secure certain credit facilities. The number of Common shares pledged to the Canadian banks varies from time to time based on the market value of the Common shares. If a default on the credit facilities were to occur and if the Canadian banks were to foreclose on the pledged shares, a change of control of the Company could result, under certain circumstances.

(5) Includes 300 shares owned by an age of minority son of one executive officer as to which such executive officer has voting and dispositive power; 300 shares owned by the wife of one executive officer as to which she has sole voting and dispositive power and as to which such executive officer disclaims beneficial ownership; and five shares owned by the wife of one executive officer as to which she has sole voting and dispositive power and as to which such executive officer disclaims beneficial ownership.

                             ELECTION OF DIRECTORS

INFORMATION REGARDING DIRECTORS AND NOMINEES

     The Board of Directors of the Company presently consists of 14 members. Four Directors are to be elected at the Meeting, each for a term expiring at the fourth annual general meeting of Shareholders after the Meeting (expected to be held in 2001). Lawrence Miller was appointed a Director by the Directors on September 17, 1996 to fill the casual vacancy left by the resignation of A.M. Bruce Watson. As to the 10 incumbent Directors continuing as Directors through and after the Meeting, the terms of office expire as to three of such Directors at each of the annual general meetings expected to be held in 1998 and 2000 and as to four of such Directors at the annual general meeting expected to be held in 1999.

     As required by the Company Act of British Columbia, advance notice of the Meeting was published in the Vancouver Sun newspaper in Vancouver, British Columbia, Canada on March 19, 1997.

     The following table and the notes thereto state the names of all the persons continuing as Directors through and after the Meeting and proposed to be nominated for election as Directors, the municipalities and countries in which they are presently resident, their ages, all positions and offices with the Company now held by them, their principal occupations or employment within the five preceding years and the dates upon which they became Directors of the Company. Each of the continuing Directors and proposed nominees whose name is set forth below has consented in writing to act as a Director of the Company.

                              CONTINUING DIRECTORS


                                                                 PRINCIPAL            DATE BECAME
 NAME, MUNICIPALITY AND    AGE AS AT                            OCCUPATION              DIRECTOR
   COUNTRY OF PRESENT      MARCH 27,                         IF DIFFERENT FROM    OF THE COMPANY/DATE
        RESIDENCE            1997          OFFICE HELD      OFFICE HELD (1)(2)   OF EXPIRY OF TERM (3)
-------------------------  ---------   -------------------  -------------------  ---------------------
THE HONORABLE JOHN CARTER
BEESE, JR................      40      Director             Chairman, Alex.      May 17, 1995/
Owings Mills, Maryland                                      Brown International  Annual General
U.S.A.                                                      (investment bank)    Meeting in 1998

TIMOTHY ROBERT
HOGENKAMP................      51      President and Chief                       March 30, 1989/
Cincinnati, Ohio                       Operating Officer                         Annual General
U.S.A.                                 and Director                              Meeting in 2000


                                                                 PRINCIPAL            DATE BECAME
 NAME, MUNICIPALITY AND    AGE AS AT                            OCCUPATION             DIRECTOR
   COUNTRY OF PRESENT      MARCH 27,                         IF DIFFERENT FROM    OF THE COMPANY/DATE
        RESIDENCE            1997          OFFICE HELD      OFFICE HELD (1)(2)   OF EXPIRY OF TERM (3)
-------------------------  ---------   -------------------  -------------------  ---------------------

PETER STEWART HYNDMAN....      55      Vice-President, Law                       June 16, 1986/
Vancouver, British                     and Corporate                             Annual General
Columbia                               Secretary and                             Meeting in 1998
Canada                                 Director


ALBERT SHULER LINEBERRY, SR    78      Director             Chairman of the      May 9, 1991/
Greensboro, North                                           Board, Gaines        Annual General
Carolina                                                    Corporation          Meeting in 1999
U.S.A.                                                      (property
                                                            development
                                                            company)


RAYMOND LOEWEN LOEWEN....      56      Chairman of the                           December 27, 1985/
Burnaby, British Columbia              Board and Chief                           Annual General
Canada                                 Executive Officer                         Meeting in 2000
                                       and Director


ROBERT BRUCE LUNDGREN....      52      Director             Retired              June 16, 1986/
Langley, British Columbia                                                        Annual General
Canada                                                                           Meeting in 2000


JAMES DUDLEY MCLENNAN....      60      Director             President, McLennan  June 1, 1993/
Park Ridge, Illinois                                        Company (realty      Annual General
U.S.A.                                                      company)             Meeting in 1998

ERNEST GLENN PENNER......      60      Director             President, Penn-Co   February 26, 1987/
Steinbach, Manitoba                                         Construction Ltd.    Annual General
Canada                                                      (property            Meeting in 1999
                                                            development
                                                            company)
THE RIGHT HONOURABLE JOHN
NAPIER TURNER, P.C.,
C.C., Q.C................      67      Director             Partner, Miller      June 1, 1992/
Toronto, Ontario                                            Thomson, Barristers  Annual General
Canada                                                      and Solicitors       Meeting in 1999


PAUL WAGLER..............      50      Senior                                    March 29, 1995/
Vancouver, British                     Vice-President,                           Annual General
Columbia                               Finance and Chief                         Meeting in 1999
Canada                                 Financial Officer
                                       and Director

                                    NOMINEES


                                                                 PRINCIPAL            DATE BECAME
 NAME, MUNICIPALITY AND    AGE AS AT                            OCCUPATION             DIRECTOR
   COUNTRY OF PRESENT      MARCH 27,                         IF DIFFERENT FROM    OF THE COMPANY/DATE
        RESIDENCE            1997          OFFICE HELD      OFFICE HELD (1)(2)   OF EXPIRY OF TERM (3)
-------------------------  ---------   -------------------  -------------------  ---------------------

REVEREND KENNETH SIDNEY
BAGNELL..................      62      Director             Author and           May 18, 1989/
Toronto, Ontario                                            Clergyman            Annual General
Canada                                                                           Meeting in 1997


DR. EARL ALAN GROLLMAN...      62      Director             Author and Lecturer  June 16, 1986/
Belmont, Massachusetts                                                           Annual General
U.S.A.                                                                           Meeting in 1997


CHARLES BARNARD LOEWEN...      64      Director             President,           May 24, 1990/
Toronto, Ontario                                            Corporate Services   Annual General
Canada                                                      International Inc.   Meeting in 1997
                                                            (international
                                                            investment and
                                                            consulting company)

LAWRENCE MILLER..........      48      Executive Vice-                           September 17, 1996/
Ivyland, Pennsylvania                  President,                                Annual General
U.S.A.                                 Operations and                            Meeting in 1997
                                       Director

(1) All the continuing Directors of the Company and the proposed nominees have held their present principal occupations noted opposite their respective names throughout the last five years with the following exceptions: The Honorable J. Carter Beese, Jr., who prior to November 1996 was Vice-Chairman, Alex. Brown International, Baltimore, Maryland (investment bank) and prior to November 1994 was a Commissioner of the Securities and Exchange Commission; Timothy R. Hogenkamp, who prior to September 15, 1993 was Senior Vice-President, Operations of the Company and prior to March 23, 1993 was Vice-President, Operations of the Company; Peter S. Hyndman, who prior to March 22, 1995 was Corporate Secretary of the Company and prior to November 1, 1994 was the Senior Vice-President, Law and General Counsel and Corporate Secretary of the Company; Albert S. Lineberry, Sr., who prior to January 1, 1993 was a Representative in the North Carolina General Assembly; Raymond L. Loewen, who prior to September 15, 1993 was President and Chief Executive Officer of the Company; Robert B. Lundgren, who prior to September 15, 1993 was Senior Vice-President, Finance and Corporate Development of the Company; The Right Honourable John N. Turner, P.C., C.C., Q.C., who from 1984 to 1993 was the Member of Parliament for Vancouver Quadra; Paul Wagler, who prior to March 20, 1995 was a Senior Vice-President, ABN AMRO Bank Canada, Vancouver, British Columbia, Canada; Charles B. Loewen, who prior to September 18, 1995 was Vice-Chairman, Loewen, Ondaatje, McCutcheon Limited, Toronto, Ontario, Canada (investment dealer), prior to December 1992 was Chairman and Director of Loewen, Ondaatje, McCutcheon & Company Limited, Toronto, Ontario, Canada (investment dealer) and prior to December 1992 was Director, prior to July 1, 1992 was Chairman and Director and prior to May 15, 1992 was Deputy Chairman and Director of Loewen, Ondaatje, McCutcheon Inc., Toronto, Ontario, Canada (holding company for investment dealers); and Lawrence Miller, who prior to July 30, 1996 was President, Cemetery and Combination Division of the Company and prior to March 17, 1995 was President, Osiris Holding Corporation, Philadelphia, Pennsylvania (a cemetery holding company acquired by the Company in March 1995).

(2) The Honorable J. Carter Beese, Jr. also serves as a director of Renaissance Hotel Group N.V. Peter S. Hyndman also serves as a director of Molnar Capital Corporation (a real estate development company) and Arctic Group Inc. (a company engaged in the ice-making business). James D. McLennan also serves as a director of ServiceMaster Limited Partnership (a diversified services company). Lawrence Miller also serves as a director of Rose Hills Company (a company that provides funeral and cemetery services). The Right Honourable John N. Turner, P.C., C.C., Q.C. also serves as a director of Noranda Forest Inc. (a forestry company), McDermott International, Inc. (an energy service company), E-L Financial Corporation (a holding company for financial and insurance companies) and Triple Crown Electronics Inc. (an electronics company).

(3) All expiry dates in this column contemplate the holding of an annual general meeting in the year in question. It is possible that the annual general meeting date could be extended into a following year and in that case the terms of office would extend to the date of holding the annual general meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established a standing Audit Committee, a standing Compensation Committee and a standing Corporate Governance Committee (each, a "Committee"). The Board does not have an Executive Committee or a Nominating Committee.

     The Audit Committee receives and considers the reports of the firm of independent auditors appointed by the Shareholders and approves the consolidated financial statements of the Company. This Committee also oversees the Company's internal auditing and compliance with the Company's environmental policies and environmental laws. The members of this Committee are Messrs. Charles B. Loewen (Chairman), The Honorable J. Carter Beese, Jr., Robert B. Lundgren and The Right Honourable John N. Turner, P.C., C.C., Q.C., all of whom are non-employee Directors. The Audit Committee held eight meetings during 1996.

     The Corporate Governance Committee considers and makes recommendations concerning the composition and functioning of the Board of Directors and committees thereof and generally all matters pertaining to the organization and management of the Company. The Corporate Governance Committee held five meetings during 1996. For particulars of the functions and composition of the Corporate Governance Committee, see CORPORATE GOVERNANCE below.

     For particulars of the functions and composition of the Compensation Committee, see EXECUTIVE COMPENSATION -- Composition of the Compensation Committee and EXECUTIVE COMPENSATION -- Report on Executive Compensation below.

MEETINGS; DIRECTOR COMPENSATION AND OTHER PAYMENTS

     The Board of Directors held 27 meetings in 1996. The aggregate average attendance at meetings of the Board of Directors and its permanent standing committees was 96%. With the exception of Mr. Ernest G. Penner, each Director attended at least 75% of the total number of meetings of the Board of Directors and the respective committees on which he served.

     Each outside Director was entitled to an annual retainer of $23,500 for 1996. In addition, each outside Director was entitled to $1,500 for attendance in person at a meeting (Board or committee of the Board), $250 for attendance by telephone at a meeting (Board or committee of the Board), $5,000 per annum for being a member of a committee of the Board, and $5,000 per annum for chairing a committee of the Board. Fees were pro rated for service periods of less than a complete year. Directors are reimbursed their travel expenses for attending meetings of the Board and its committees.

     Pursuant to the Company's 1994 Outside Director Compensation Plan (amended and restated as at January 9, 1997) (the "Outside Director Plan"), Directors who are not officers or employees of the Company or any of its Subsidiaries ("outside Directors") may elect to receive all or part of their retainer and meeting fees in Common shares. In addition, the Outside Director Plan provides that each outside Director will be granted options to purchase Common shares. The specific number of Common shares will be determined by the full Board of Directors prior to June 1 of each year. For 1996, each outside Director received an option to purchase 3,500 Common shares, and each outside Director who also served on a Committee of the Board of Directors received an option to purchase 1,000 Common shares for his service on each such Committee. Also pursuant to the Outside Director Plan, when an outside Director is first appointed to the Board of Directors, he or she is granted an option to purchase a number of Common shares, as determined by the Board of Directors at the time of his or her appointment. The exercise price for all options granted pursuant to the Outside Director Plan is the fair market value of the underlying Common shares, specifically the weighted average of the Common share trading price for the five trading days preceding the grant date.

     A consultant's contract between Albert S. Lineberry, Sr. and a Subsidiary (the "Lineberry Contract"), which was entered into in connection with the acquisition of certain funeral homes from a corporation controlled by Mr. Lineberry, and which was renewed for a term of five years effective November 14, 1995, provides for his nomination as a Director of the Company. No salary is paid to Mr. Lineberry under the Lineberry Contract. However, the Lineberry Contract provides for the payment of certain benefits for Mr. Lineberry. During 1996, payments made on behalf of Mr. Lineberry for such benefits totalled $30,856.

     In July 1994, the Company entered into a consulting agreement with Charles
B. Loewen and a corporation of which Mr. C. Loewen is an employee, officer and director (the "C.B. Loewen Agreement"). Under the terms of the

C.B. Loewen Agreement, Mr. C. Loewen agrees to provide, from time to time as requested, advice on financial planning, financial presentation, Board of Director and other matters relating to compensation, corporate governance, audit and general corporate policy, in exchange for payments to be made for such services, which payments are, in each case, in lieu of payments to him personally of Directors' retainer and meeting fees. The 1996 payment was $82,750.

     Dr. Earl A. Grollman, through EAG, Inc. (a corporation owned by Dr. Grollman), was paid $16,500 by a Subsidiary in 1996 by way of honoraria for presentations to managers and employees of the Company, as well as other industry groups, made at the request of the Company.

     See CERTAIN TRANSACTIONS for a description of certain transactions between entities related to certain Directors and the Company.

     Based on information furnished by the Directors and nominees individually, Raymond L. Loewen, together with his associates and affiliates, is the only Director or nominee who beneficially owns, directly or indirectly, or exercises control or direction over shares of the Company carrying 10% or more of the voting rights attaching to shares of the Company.

                              CORPORATE GOVERNANCE

     The Toronto Stock Exchange Committee on Corporate Governance in Canada in December, 1994 issued a series of proposed guidelines for effective corporate governance (the "TSE Report"). The guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members. To implement these guidelines, the TSE Report contained a recommendation to The Toronto Stock Exchange (the "TSE") that the TSE adopt as a listing requirement disclosure by each listed corporation in its information circular or annual report of its approach to corporate governance with reference to the proposed guidelines. On February 23, 1995 the Board of Governors of the TSE adopted the recommendation, subject to regulatory approval by the Ontario Securities Commission (the "OSC"). On May 3, 1995 the OSC gave regulatory approval. This disclosure is required annually, commencing with corporations with year ends of June 30, 1995. The Montreal Exchange (the "ME") adopted a similar policy on July 7, 1995 (the "ME Policy"). The following discussion is provided in compliance with the listing requirements of the TSE and the Montreal Exchange.

     The Company's Board of Directors and senior management consider good corporate governance to be central to the effective and efficient operation of the Company. Accordingly, on May 17, 1995 the Board of Directors established an informal task force to consider the TSE Report and matters arising from it, and to report back to the Board upon completion of its consideration. As a result of this review, a Corporate Governance Committee consisting of The Right Honourable John N. Turner, P.C., C.C., Q.C. (Chairman), The Honorable J. Carter Beese, Jr., Charles B. Loewen and James D. McLennan was established on December 1, 1995 as a permanent standing committee of the Board. Additionally, the two previously existing permanent standing committees of the Board (the Audit Committee and the Compensation Committee) each asked external legal counsel to review the TSE Report and the structure and operations of the committees to ensure that the existing structure and operations were in alignment with the recommendations of the TSE Report. No changes in the structure or operations of these two committees were required; both committees fully align with the guidelines.

     The TSE Report and the ME Policy contain, by way of recommendation, fourteen guidelines with respect to systems of corporate governance generally. The Company is fully or substantially aligned with nearly all of these guidelines. As the TSE Report stresses, the guidelines are not requirements, but recommendations; flexibility in approaches to corporate governance practices is particularly important, especially in the case of a company led by an entrepreneur which may have to develop its own system of corporate governance, reflecting its own circumstances, in order to most effectively pursue shareholder value. The Company believes that in the case of some of the recommended guidelines, the alternative approach of the Company is preferable given the unique nature of the Company, its entrepreneurial leadership, and the continued objective to maximize shareholder value.

     The following table sets forth the 14 guidelines from the TSE Report and the ME Policy, together with a summary of the position of the Company with respect to each guideline.

                                                 DOES THE
                                               COMPANY ALIGN
         TSE REPORT AND ME POLICY                WITH THE
      CORPORATE GOVERNANCE GUIDELINES           GUIDELINES?                  COMMENTS
-------------------------------------------   ---------------  -------------------------------------
1.    Board should explicitly assume
      responsibility for stewardship of the
      corporation, and specifically for:
      - adoption of a strategic planning            Yes        The Corporate Governance Committee
        process                                                will review strategic issues and
                                                               direct the Board's attention to
                                                               specified issues at meetings through
                                                               the year.
      - identification of principal risks,          Yes        The Audit Committee and the Board
        and implementing risk management                       periodically assess the Company's
        systems                                                principal risks. The Company has an
                                                               internal Risk Management Department.
                                                               Senior management and the Audit
                                                               Committee regularly review the
                                                               Company's system of internal
                                                               controls.
      - succession planning and monitoring          Yes        As a matter of policy, the Board
        senior management                                      annually reviews the Succession Plan
                                                               for the Company. The Compensation
                                                               Committee monitors the performance of
                                                               the CEO and senior management. The
                                                               compensation of senior management is
                                                               largely performance linked.
      - communications policy                       Yes        The Company has a Communications
                                                               Department headed by a
                                                               Vice-President, Communications in
                                                               addition to the investor relations
                                                               function of the Finance Department.
                                                               The CEO is involved in the Company's
                                                               communications policy with respect to
                                                               shareholders, lenders, market
                                                               analysts, employees, the industry,
                                                               governments and the public.
      - integrity of internal control and           Yes        Each of the Audit Committee and
        management information systems                         senior management regularly review
                                                               the integrity of these systems,
                                                               consulting with the Company's
                                                               auditors as appropriate.
2.    Majority of directors should be               Yes        Of the 14 Board members, a majority
      "unrelated" (independent of                              (nine) are unrelated. The remaining
      management and free from conflicting                     five are automatically deemed related
      interest)                                                by being members of senior
                                                               management.
3.    Disclosure for each director whether          Yes        In deciding whether a particular
      he or she is related, and how that                       Director is "related" or "unrelated",
      conclusion was reached                                   the Board of Directors examined the
                                                               factual circumstances of each
                                                               Director and considered them in the
                                                               context of a number of relevant
                                                               factors. In this regard, the
                                                               definitions in the TSE Report and the
                                                               ME Policy are broad and, in some
                                                               cases, difficult to apply.

                                                 DOES THE
                                               COMPANY ALIGN
         TSE REPORT AND ME POLICY                WITH THE
      CORPORATE GOVERNANCE GUIDELINES           GUIDELINES?                  COMMENTS
-------------------------------------------   ---------------  -------------------------------------
4.    - Appoint a committee responsible for         No         An informal consultation process is
        appointment/assessment of directors                    used with respect to both the
                                                               appointment and assessment of
                                                               Directors. This is deemed to be more
                                                               effective than the use of a
                                                               formalized committee.
      - Composed exclusively of non-          Not Applicable   Not applicable by virtue of the
        management directors, the majority                     immediately preceding paragraph.
        of whom are unrelated                                  However, the informal consultation
                                                               process described above does involve
                                                               not only unrelated, non-management
                                                               Directors but also persons completely
                                                               arm's-length from the Company.
5.    Implement a process for assessing the         Yes        The process is one of informal review
      effectiveness of the board, its                          and consultation. As well, Directors
      committees and individual directors                      periodically discuss the
                                                               effectiveness of Board operations as
                                                               part of Board or Committee meetings.
6.    Provide orientation and education             Yes        Prior to official appointment, new
      programs for new directors                               Directors will be provided
                                                               considerable education and
                                                               orientation about the Company and the
                                                               industry.
7.    Consider reducing size of board, with   Not Applicable   The Board consists of 14 members.
      a view to improving effectiveness                        This is already below the range of 20
                                                               or more which the TSE Report feels
                                                               can lead to ineffectiveness, and is
                                                               within the range of 10-16 which the
                                                               TSE Report suggests is the most
                                                               effective range.
8.    Review compensation of directors in           Yes        The Compensation Committee reviews
      light of risks and responsibilities                      this item on a periodic basis.
9.    - Committees should generally be              Yes        The Board committees are composed
        composed of non-management                             solely of non-management Directors.
        directors
      - Majority of committee members               Yes
        should be unrelated
10.   Appoint a committee responsible for           Yes        The Board has appointed a specific
      approach to corporate governance                         committee to be responsible for the
      issues                                                   Company's approach to corporate
                                                               governance issues.
11.   - Define limits to management's
        responsibilities by developing
        mandates for:
      (i) the board                                 No         There can be no specific or narrowed
                                                               mandate for the Board since the Board
                                                               has an unfettered general mandate and
                                                               general legal responsibility to
                                                               oversee the management of the Company
                                                               and to represent the Shareholders'
                                                               interests.

                                                 DOES THE
                                               COMPANY ALIGN
         TSE REPORT AND ME POLICY                WITH THE
      CORPORATE GOVERNANCE GUIDELINES           GUIDELINES?                  COMMENTS
-------------------------------------------   ---------------  -------------------------------------
      (ii) the CEO                                  Yes        The mandate of the CEO will be
                                                               reviewed each year by the Corporate
                                                               Governance Committee.
      - Board should approve CEO's                  Yes        The CEO's responsibility is to
        corporate objectives                                   implement corporate policies and
                                                               objectives as determined by the
                                                               Board. The Corporate Governance
                                                               Committee periodically reviews these
                                                               policies and objectives.
                                                               Certain performance objectives
                                                               relating specifically to compensation
                                                               may be established by the
                                                               Compensation Committee.
12.   Establish structures and procedures           Yes        The Board has three standing
      to enable the board to function                          Committees (Audit, Compensation and
      independently of management                              Corporate Governance), each of which
                                                               is composed entirely of Directors who
                                                               are "outside" and "unrelated".
                                                               The Company believes that the Board
                                                               and senior management presently have
                                                               a highly effective working
                                                               relationship which reflects the
                                                               entrepreneurial leadership of the
                                                               Company and the unique nature of the
                                                               Company's culture in a highly
                                                               specialized field.
13.   - Establish an audit committee with a         Yes        The Board has an Audit Committee with
        specifically defined mandate                           a specifically defined mandate. This
                                                               mandate has been reviewed by external
                                                               counsel to ensure alignment with the
                                                               guidelines of the TSE Report.
      - All members should be non-                  Yes
        management directors
14.   Implement a system to enable                  Yes        Individual Directors can engage
      individual directors to engage                           outside advisers with the
      outside advisers, at corporation's                       authorization of the Corporate
      expense                                                  Governance Committee.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation earned during the last three fiscal years by the Chief Executive Officer and the Company's four most highly compensated executive officers other than the Chief Executive Officer who served as executive officers at the end of 1996 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------
                                               ANNUAL COMPENSATION (1)
                                ---------------------------------------------------------
                                                                             AWARDS
                                                                        -----------------
                                                          OTHER ANNUAL  SECURITIES UNDER    ALL OTHER
   NAME AND PRINCIPAL           SALARY         BONUS      COMPENSATION   OPTIONS GRANTED  COMPENSATION
        POSITION       YEAR       ($)           ($)         ($) (2)          (#) (3)           ($)
------------------------------------------------------------------------------------------------------------
  Raymond L. Loewen    1996           1(4)         --(5)     16,445(6)        200,747(4)(5)   20,771(7)
     Chairman of the   1995     546,528            --(4)         --               nil          5,283
     Board and Chief   1994     466,794       439,335            --         2,000,000(8)       5,309
     Executive Officer

------------------------------------------------------------------------------------------------------------
  Timothy R. Hogenkamp 1996     325,904            --(9)         --            40,600(9)      63,723(10)
     President and     1995     269,230            --(9)         --               nil         59,678
     Chief Operating   1994     258,750       187,500            --           300,000(8)      59,379
     Officer
------------------------------------------------------------------------------------------------------------
  Lawrence Miller      1996      87,258(12)        --(12)    13,200(13)        83,960(12)      1,374(14)
     Executive         1995     153,952            --(12)        --           180,000          1,106
     Vice-President,   1994         n/a           n/a           n/a               n/a            n/a
     Operations(11)
------------------------------------------------------------------------------------------------------------
  William R. Shane     1996     101,923(16)        --(16)    13,200(17)        62,535(16)      1,899(18)
     Senior            1995     157,798            --(16)        --           180,000          1,106
     Vice-President    1994         n/a           n/a           n/a               n/a            n/a
     and Chief Financial
     Officer, Cemetery
     and Combination
     Division(15)
------------------------------------------------------------------------------------------------------------
  Douglas J. McKinnon  1996     207,938            --(20)        --            63,500(20)         --
     Executive         1995         n/a           n/a           n/a               n/a            n/a
     Vice-President    1994         n/a           n/a           n/a               n/a            n/a
     (19)
============================================================================================================

 (1) The Company has not granted any restricted shares or restricted share units, stock appreciation rights or long-term incentive plan payouts to the Named Executive Officers.

 (2) In accordance with SEC rules, the value of perquisites and other personal benefits, securities and property for each Named Executive Officer that does not exceed the lesser of $50,000 and 10% of the total of the annual salary and bonus is not reported herein.

 (3) For the year 1994 in the cases of Messrs. R. Loewen and Hogenkamp, the securities are Common shares of the Company underlying the options and certain purchase rights granted under the 1994 Management Equity Investment Plan, which is described in the Report on Executive Compensation below. Absent extraordinary circumstances, such options and purchase rights do not begin to become exercisable until June 1999. All other grants were made under the Company's stock option plans.

 (4) In lieu of substantially all of his salary for 1996 ($739,999), Mr. R. Loewen was granted in August 1996 an option to purchase 145,600 Common shares. Also in August 1996, Mr. R. Loewen was granted an option to purchase 55,147 Common shares in lieu of a cash bonus for 1995 ($275,028).

 (5) For information pertaining to a proposed grant to Mr. R. Loewen of an option to purchase at least 250,000 Common shares (representing 74,000 Common shares in lieu of his 1996 cash bonus and 176,000 Common shares in respect of his 1996 long-term incentive), see -- Report on Executive Compensation, below.

 (6) Consists solely of taxable auto benefits.

 (7) Consists of life insurance premiums paid by the Company ($2,914), tax services ($3,667) and imputed interest on a non-interest-bearing loan ($14,190).

(Footnotes continue on following page)

 (8) Comprised of grants under the 1994 Management Equity Investment Plan. Mr. Loewen was granted an option to purchase 500,000 Common shares and certain purchase rights in respect of an additional 1,500,000 Common shares. Mr. Hogenkamp was granted an option to purchase 300,000 Common shares.

 (9) In August 1996, Mr. Hogenkamp was granted, in lieu of a cash bonus for 1996 ($196,000), an option to purchase 19,600 Common shares and, in lieu of a cash bonus for 1995 ($105,000), an option to purchase 21,000 Common shares.

(10) Consists of life insurance premiums paid by the Company ($576), a matching contribution to the LGII 401(k) Retirement Plan ($6,697), tax services ($8,625), forgiveness of indebtedness ($42,500) and imputed interest on a non-interest-bearing loan ($5,325).

(11) Mr. Miller commenced employment with the Company on March 17, 1995.

(12) In lieu of a portion of his salary for 1996 ($238,300), Mr. Miller was granted in August 1996 an option to purchase 47,660 Common shares. Also in August 1996, Mr. Miller was granted, in lieu of a cash bonus for 1996 ($183,000), an option to purchase 18,300 Common shares and, in lieu of a cash bonus for 1995 ($45,000), an option to purchase 9,000 Common shares. In March 1996, Mr. Miller was granted an option to purchase 9,000 Common shares for the achievement of certain performance-related objectives identified in his employment contract.

(13) Consists solely of taxable auto benefits.

(14) Consists of a taxable benefit for the Employee Stock Bonus Plan ($90) and a matching contribution to the LGII 401(k) Retirement Plan ($1,284).

(15) Mr. Shane commenced employment with the Company on March 17, 1995.

(16) In lieu of a portion of his salary for 1996 ($170,800), Mr. Shane was granted in August 1996 an option to purchase 34,160 Common shares. Also in August 1996, Mr. Shane was granted, in lieu of a cash bonus for 1996 ($118,750), an option to purchase 11,875 Common shares and, in lieu of a cash bonus for 1995 ($37,500), an option to purchase 7,500 Common shares. In March 1996, Mr. Shane was granted an option to purchase 9,000 Common shares for the achievement of certain performance-related objectives identified in his employment contract.

(17) Consists solely of taxable auto benefits.

(18) Consists of life insurance premiums paid by the Company ($576) and a matching contribution to the LGII 401(k) Retirement Plan ($1,323).

(19) Mr. McKinnon commenced employment with the Company on April 1, 1996.

(20) In August 1996, Mr. McKinnon was granted, in lieu of a cash bonus for 1996 ($134,653), an option to purchase 13,500 Common shares. In May 1996, Mr. McKinnon was granted an option to purchase 50,000 Common shares related to the commencement of his employment with the Company.

     The following table sets forth individual grants of stock options by the Company during the last fiscal year to the Named Executive Officers.

                            OPTION GRANTS DURING THE
                          YEAR ENDED DECEMBER 31, 1996

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                   POTENTIAL REALIZABLE
             NUMBER OF    % OF TOTAL                       MARKET VALUE                              VALUE AT ASSUMED
            SECURITIES     OPTIONS                        OF SECURITIES                           ANNUAL RATES OF SHARE
            UNDERLYING    GRANTED TO                        UNDERLYING                            PRICE APPRECIATION FOR
              OPTIONS     EMPLOYEES      EXERCISE OR      OPTIONS ON THE                               OPTION TERM
              GRANTED     IN FISCAL      BASE PRICE       DATE OF GRANT       EXPIRATION       ---------------------------
    NAME        (#)          YEAR       ($/SECURITY)       ($/SECURITY)          DATE            5% ($)          10% ($)
-----------------------------------------------------------------------------------------------------------------------------
 Raymond L.  200,747(1)     10.03       Cdn.  36.85       Cdn.   36.85       August 1, 2006   Cdn. 4,652,237  Cdn. 11,789,733
 Loewen
-----------------------------------------------------------------------------------------------------------------------------
 Timothy R.   40,600(1)      2.03       US  26.8125       US   26.8125       August 1, 2006   US     684,601  US    1,734,925
 Hogenkamp
-----------------------------------------------------------------------------------------------------------------------------
 Lawrence      9,000         0.45       US    28.63       US    28.625       March 25, 2006   US     162,018  US      410,587
 Miller       74,960(1)      3.75       US  26.8125       US   26.8125       August 1, 2006   US   1,263,985  US    3,203,201
-----------------------------------------------------------------------------------------------------------------------------
 William R.    9,000         0.45       US    28.63       US    28.625       March 25, 2006   US     162,018  US      410,587
 Shane        53,535(1)      2.67       US  26.8125       US   26.8125       August 1, 2006   US     902,713  US    2,287,665
-----------------------------------------------------------------------------------------------------------------------------
 Douglas J.   50,000         2.50       Cdn.  40.25       Cdn.   40.25         May 16, 2006   Cdn. 1,265,643  Cdn.  3,207,401
 McKinnon     13,500(1)      0.67       Cdn.  36.85       Cdn.   36.85       August 1, 2006   Cdn.   312,857  Cdn.    792,845
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

(1) Options granted in lieu of salary for 1996, in the cases of Messrs. R. Loewen, Miller and Shane and in lieu of cash bonuses in the cases of each of the Named Executive Officers. See -- Report on Executive Compensation.

     The following table sets forth certain information regarding options exercised during the year ended December 31, 1996 and options held by the Named Executive Officers as at December 31, 1996.

      AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED DECEMBER 31, 1996
                       AND FISCAL YEAR-END OPTION VALUES

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                            NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED            IN-THE-MONEY
                           SECURITIES                            OPTIONS AT          OPTIONS AT DECEMBER 31, 1996
                            ACQUIRED        AGGREGATE      DECEMBER 31, 1996 (#)                ($)(1)
                               ON             VALUE       ------------------------ --------------------------------
           NAME           EXERCISE (#)     REALIZED ($)   EXERCISABLE UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------
  Raymond L. Loewen         100,000       Cdn. 2,922,000   750,747      200,000(2) Cdn. 22,211,187   Cdn. 6,287,500
                          (on May 31)                                 2,000,000                nil   US  18,170,000
-------------------------------------------------------------------------------------------------------------------
  Timothy R. Hogenkamp        nil                    nil    68,000       37,600(3) US    1,313,062   US     614,325
                                                                        300,000                      US   2,725,500
-------------------------------------------------------------------------------------------------------------------
  Lawrence Miller             nil                    nil   101,660      162,300    US    1,174,625   US   1,755,318
-------------------------------------------------------------------------------------------------------------------
  William R. Shane            nil                    nil    86,660      155,875    US      989,938   US   1,676,210
-------------------------------------------------------------------------------------------------------------------
  Douglas J. McKinnon         nil                    nil       nil       63,500                nil   Cdn.   887,275
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

(1) The closing price of the Common shares on December 31, 1996 on the TSE was Cdn. $53.50 and on the New York Stock Exchange was U.S. $39.125. These columns set forth the market value less the exercise price as at such date.

(2) Comprised of grants under the 1994 Management Equity Investment Plan, which is described in the Report on Executive Compensation below, to Mr. R. Loewen of an option to purchase 500,000 Common shares and of certain purchase rights in respect of an additional 1,500,000 Common shares.

(3) Comprised of a grant under the 1994 Management Equity Investment Plan to Mr. Hogenkamp of an option to purchase 300,000 Common shares.

PENSION BENEFITS

     The Company does not have any defined benefit or actuarial pension plans. The Company does have a defined contribution pension plan and, in Canada, a group registered retirement savings plan.

     The estimated aggregate cost to the Company for the year ended December 31, 1996 of pension benefits under the Company's group registered retirement savings plan for senior officers was $28,703.

     The estimated aggregate cost to the Company for the year ended December 31, 1996 of pension benefits under the Company's pension plan applicable to United States-based senior officers of the Company was $83,752. Annual discrimination testing (that is to say, the testing of the entitlement of more highly compensated employees against the entitlement of employees with lower compensation) gave rise to adjustments in respect of two United States-based senior officers for 1996 in the aggregate amount of $3,487. Refunded sums represent compensation to such officers and were included in the amounts set out above in the Summary Compensation Table (as to the portions paid to Named Executive Officers).

EMPLOYMENT CONTRACTS

     The following Named Executive Officers have written employment agreements with the Company: Timothy R. Hogenkamp, Lawrence Miller, William R. Shane and Douglas J. McKinnon. The agreements outline duties and responsibilities, initial compensation and related benefits, including bonuses and initial stock option grants. The agreements for Messrs. Hogenkamp and McKinnon do not specify a term of years and are terminable by the Company upon six months' notice. The agreements for Mr. Miller and Mr. Shane specify a maximum term of five years commencing in March 1995, but are terminable early by the Company upon 90 days' notice.

     In October 1996, the Company entered into written agreements with each of Messrs. R. Loewen, Hogenkamp, Miller, Shane and McKinnon fully indemnifying them in their capacities as officers and, if applicable, directors of the Company. Also in October 1996, Messrs. Hogenkamp, Miller and McKinnon entered into severance agreements with the Company and Mr. Shane entered into a similar severance agreement with a Subsidiary of the Company.

All of the severance agreements provide for the payment of certain retention bonuses and severance benefits in the event of a change in control of the Company.

     Each of the participants in the 1994 Management Equity Investment Plan, including Messrs. R. Loewen and Hogenkamp, has entered into an Executive Agreement with the Company or a Subsidiary (the "Executive Agreement"). The Executive Agreement includes certain obligations of a participant with respect to his conduct during the term of employment, and includes a confidentiality agreement and a covenant not to compete that is effective for two years immediately following the date of termination of employment. The Executive Agreement does not include any compensatory provisions.

COMPOSITION OF THE COMPENSATION COMMITTEE

     The Chairman of the Compensation Committee is Charles B. Loewen, an outside Director of the Company. Charles B. Loewen is not related to Raymond L. Loewen or Anne Loewen. The other members of the Compensation Committee for the fiscal year ended December 31, 1996 were James D. McLennan, Ernest G. Penner and The Right Honourable John N. Turner, P.C., C.C., Q.C. The Compensation Committee met nine times in 1996 and also passed a written consent resolution dated as of August 1, 1996. All members are outside Directors of the Company.

REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Compensation Committee. All of the members of the Compensation Committee are outside Directors. The Compensation Committee reviews and recommends, for approval by the Board of Directors, the Company's executive compensation policies and the compensation to be paid to the executive officers, with the following exception. Awards made to executive officers pursuant to the Company's stock plans are generally made by the Compensation Committee (and approval of the full Board of Directors will not be sought) in order to qualify such awards for an exemption from certain "short-swing" profits liability rules under the United States securities laws and to provide for the deductibility of stock-based compensation under United States income tax laws. See "Policy with Respect to Deductibility of Compensation", below.

Compensation Philosophy

     The Company's executive compensation program is designed to provide incentives for executives to enhance shareholder value, to successfully implement the Company's business plan and to improve corporate and individual performance.

     The program, which is based on a pay-for-performance philosophy, consists of three components: base salary, an annual incentive (bonus) typically paid in cash and long-term equity-based incentives.

     The program's overall objectives are:

     1.    To align the interests of management with those of shareholders;

     2.    To integrate compensation with the Company's business objectives;

     3. To attract and retain qualified executives critical to the success of the Company;

     4.    To provide fair and competitive compensation packages; and

     5.    To reward both corporate and individual performance.

     The Compensation Committee also considers the relationship between aggregate executive remuneration and revenues. The Compensation Committee expects that, as the Company continues to grow, aggregate remuneration for executive officers will increase. However, the Compensation Committee believes that it is appropriate to set levels of executive remuneration such that aggregate executive remuneration, as a percentage of revenues and assets, is stable or decreases as the Company grows.

Base Salary

     In general, an executive's base salary is determined by a subjective assessment of his or her responsibilities and sustained performance.

     In 1995, the Compensation Committee obtained research data from Frederic W. Cook & Co., Inc. ("Frederic W. Cook") and Smith Barney Inc. with respect to compensation levels for the chief executive officers and for the top five executives in relation to the compensation of the chief executive officers, based on surveys of approximately 68 reasonably comparable companies. The studies provided analyses of compensation based on a series of different factors, including growth in equity, revenue and income and number of employees. The Compensation Committee determined that base salaries generally would be set in approximate relation to a benchmark percentile of salaries paid by the surveyed companies.

     In January 1996, the Compensation Committee determined that the 75th percentile of salaries paid by the surveyed companies would be an appropriate benchmark to establish base salaries.

     In the spring of 1996, senior management recommended that it would be appropriate to undertake an updated review of alternative incentive-based executive compensation structures. In connection with this effort, the Compensation Committee commissioned KPMG, the Company's auditors, to provide a report on a wide range of executive and director compensation issues (the "KPMG Report"). The KPMG Report also provided updated research on base salaries paid to the chief executive officer of 27 publicly-traded high-growth companies that had sales or revenues equal to or up to three times the revenues of the Company and made recommendations relating to the Chief Executive Officer's base salary. See "Chief Executive Officer's Compensation."

Annual Bonuses

     In 1995, the Company's executive officers were eligible for annual cash bonuses under a program that awarded bonuses based on attainment of specified performance levels related to the Company's achievement of targeted net earnings per share. In accordance with the bonus program then in effect, the Compensation Committee determined in early 1995 that (i) no bonus would be paid if the increase in fully diluted earnings per share ("EPS") from 1994 to 1995 were less than 20%, (ii) a bonus (which varied from individual to individual, but not to exceed 50% of base salary) would be paid if the increase in EPS from 1994 to 1995 were between 20% and 25% (the "Tier 1 Bonus"), and (iii) a bonus equal to two times the Tier 1 Bonus would be paid if the increase in 1995 EPS were more than 25% (the "Tier 2 Bonus").

     In November 1995, a Mississippi state court jury awarded $100 million in compensatory damages and $400 million in punitive damages to Gulf National Insurance Company and certain affiliates in a lawsuit against the Company and certain affiliates (the "Gulf National litigation"). In early January 1996, the Compensation Committee determined that it would defer consideration of whether bonuses might be awarded in respect of 1995 results until the Gulf National litigation was resolved and the impact on the Company's earnings and operations could be fully assessed.

     The Gulf National litigation was settled in January 1996 and litigation involving Provident American Corporation and a subsidiary (the "Provident litigation") was settled in March 1996.

     In June 1996, the Compensation Committee met to consider whether any bonus should be awarded in respect of 1995. The Compensation Committee noted that actual 1995 EPS growth was less than 20% because of costs of legal settlements, litigation-related finance costs and certain general and administrative costs. The Compensation Committee determined, however, that in light of (i) the extraordinary commitment of time and effort by executive officers in dealing with the operational and financial ramifications of the Gulf National litigation, including settling the Gulf National and Provident litigation and consummating significant financings during the first half of 1996, (ii) the Company's revenues to date in 1996, and (iii) the record 1996 acquisition pace, it was appropriate to pay some bonus in respect of 1995. It was determined that these bonuses should be paid on the basis of 1995 "normalized" EPS (excluding losses resulting from the Gulf National and Provident litigation settlements, litigation-related finance costs and certain general and administrative costs), under the Company's previously established bonus program. This meant that senior executives would be entitled to the Tier 1 bonus.

     At the June 1996 meeting, the Compensation Committee considered a proposal by senior management that these bonuses generally be paid by way of options rather than cash. Senior management believed that this proposal, following upon settlement of the Gulf National and Provident litigation, would benefit Shareholders by enhancing EPS and demonstrating senior management's confidence in and commitment to the long term success of the Company. Based in part on the methodology of option valuation known as the Black-Scholes model, the KPMG Report stated that options granted typically might be valued at one-third of the then current stock price (approximately $10 based on a then-current Common share price of $30). The Compensation Committee determined, however, that executive officers who elected to take options in lieu of 1995 cash bonuses should receive a premium because those options would be granted in exchange for riskless cash in hand. Accordingly, the options granted to executive officers in lieu of bonuses in respect of 1995 were valued at $5 per underlying Common share. The exercise price of the options is the fair market value of the underlying Common shares on the date of grant.

     With respect to 1996 bonuses, the Compensation Committee determined that in light of the unique circumstances of fiscal 1996, the Compensation Committee would accept senior management's offer to also receive options in lieu of a 1996 cash bonus. It was determined that such options would be valued at $10 and that the number of options to be granted would be calculated based on the assumption that the members of senior management would receive a Tier 2 Bonus in 1996. The Compensation Committee noted, however, that its willingness to consider granting options in lieu of cash bonus for 1996 should not be viewed as a precedent but rather as a special situation in light of the unique circumstances following settlement of the Gulf National and Provident litigation. The Compensation Committee determined that the success of the special approach taken in 1996 would be subsequently assessed in light of whether 1996 financial objectives were achieved.

Long-Term Incentives

     Certain executive officers participate in the 1994 Management Equity Investment Plan (the "MEIP"), which was approved by the Shareholders at the annual general meeting of the Company held on May 16, 1994. The purpose of the MEIP is two-fold: first, to provide a cost-effective financing program for the Company's U.S. Subsidiaries and second, to provide an opportunity for designated key employees to participate in the long-term growth of the Company. The MEIP requires participants (including executive officers) to pay an aggregate of approximately $5.7 million to a U.S. Subsidiary of the Company in exchange for the right (in either the form of an option or a purchase agreement) to ultimately acquire, upon a further aggregate payment of approximately $107.6 million, an aggregate of 3,769,800 Common shares beginning in 1999. This right is exercisable as to 50% in 1999, 25% in 2000 and 25% in 2001. The effective purchase price for the Common shares was set at $30.040, which is 25% higher than the weighted average trading price of the Common shares for the five consecutive trading days ended April 8, 1994. If a participant does not exercise his right to acquire the Common shares, then his portion of the sum of $5.7 million paid is refundable to him. Through December 31, 1996, rights relating to an aggregate of 3,769,800 Common shares were outstanding under the MEIP. This includes 1,500,000 Common shares that the Chief Executive Officer has the option to ultimately acquire upon exercise of a convertible debenture that he is required to purchase.

     Executive officers also are eligible to receive grants of options under the Company's Employee Stock Option Plans.

     In June 1996, the Compensation Committee determined it would be appropriate to provide a long-term incentive award in the form of stock options to the Chief Executive Officer. See "Chief Executive Officer's Compensation."

Chief Executive Officer's Compensation

     In January 1996, the Compensation Committee recommended a base salary of $625,000 for the Chief Executive Officer for 1996 and a bonus for 1996 of up to $625,000 based on the two-tier formula applied in 1995. In June 1996, following consideration of the KPMG Report, the Compensation Committee adjusted the Chief Executive Officer's 1996 salary to $740,000 (with a corresponding increase in his potential bonus). To demonstrate his commitment to and confidence in the long range success of the Company, and to enhance earnings per share, the Chief Executive Officer offered to take his 1996 salary in options in lieu of cash, and the Compensation Committee accepted the offer. The options were valued at $5. See "Annual Bonuses" above for an explanation of the methodology and analysis used to determine the option value. The Chief Executive Officer received a grant of 200,747 stock options in August 1996 in lieu of his 1995 cash bonus ($275,028) and substantially all of his 1996 salary ($739,999).

     The KPMG Report recommended that the annual long-term incentive program for the Chief Executive Officer should be valued at approximately the aggregate of his salary and bonus for the year. The Compensation Committee considered the recommendation in the KPMG Report and related factors and subsequently determined that it would issue to the Chief Executive Officer, in lieu of his anticipated 1996 bonus of $740,000 and 1996 long-term incentive, the greater of (i) 250,000 options or (ii) the number of options determined by the following formula:

250,000  +  [(FV - PV) X 250,000]
            ----------------------
            Option Valuation

where FV is the market price of the stock on the date of issue; PV is the market price of the stock at August 1, 1996; and the Option Valuation will be determined by the Company's advisers as of the issue date of the options. Such issuance will not be made until the Shareholders have approved an increase in authorized shares for the Employee Stock Option Plan (Canada).

     The Chief Executive Officer participates in the MEIP, pursuant to which, in June 1994, he received options to ultimately acquire 500,000 Common shares and purchase agreement rights by which he is required to purchase a debenture that is ultimately convertible, at the Chief Executive Officer's option, into 1,500,000 Common shares.

Policy with Respect to Deductibility of Compensation

     Section 162(m) of the United States Internal Revenue Code of 1986, as amended ("Section 162(m)"), governs the deductibility of discretionary, incentive-based compensation in excess of $1 million paid annually to the Chief Executive Officer and certain other highly-paid executive officers.

     The Company believes that the MEIP and the Company's employee stock option plans qualify for an exception from the $1 million limitation. The Company's incentive cash bonus program currently does not so qualify, but the Company does not anticipate that this will result in any significant cost. The Compensation Committee will continue to monitor the impact of Section 162(m) and will recommend modification to the Company's compensation program in the future if appropriate.

     Submitted by the Compensation Committee:

                           Charles B. Loewen, Chairman
                           James D. McLennan
                           Ernest G. Penner
                           The Right Honourable John N. Turner, P.C., C.C., Q.C.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total Shareholder return on the Common shares with the cumulative return on the Peer Group Total Return Index, TSE 300 Total Return Index and Standard & Poor's 500 Total Return Index for a five year period. Such cumulative Shareholder return and the Total Return Indices reflect the cumulative return, including dividend reinvestment. The Peer Group Total Return Index is comprised of the cumulative shareholder return on the common stock of Service Corporation International (listed on the New York Stock Exchange) and Stewart Enterprises, Inc. (quoted on the Nasdaq National Market) and the Class A and Class B Shares of Arbor Memorial Services, Inc. (listed on the TSE). As at December 31, 1996, the Company owned approximately 28% of the aggregate outstanding Class A and Class B Shares of Arbor Memorial Services, Inc.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                         (VALUE OF CDN. $100 INVESTED)

                                                  PEER GROUP
      MEASUREMENT PERIOD          THE LOEWEN     TOTAL RETURN    S&P 500 TOTAL   TSE 300 TOTAL
    (FISCAL YEAR COVERED)         GROUP INC.         INDEX       RETURN INDEX    RETURN INDEX
1991                                       100             100             100             100
1992                                       126             120             118              99
1993                                       214             184             136             131
1994                                       237             202             146             130
1995                                       222             309             195             149
1996                                       347             402             241             192

                         OTHER COMPENSATION INFORMATION

(The information set forth under the two following subheadings is stipulated for disclosure pursuant to the Company Act of British Columbia. This includes disclosure with respect to "senior officers", which term generally includes any vice-president, the secretary, the treasurer, the general manager and any individual who performs functions similar to those normally performed by an individual occupying any of these offices, as well as the Named Executive Officers.)

DIRECTORS' AND OFFICERS' REMUNERATION

     The aggregate compensation paid or payable directly to the Company's Directors and senior officers as a group (including the Named Executive Officers) by the Company and its Subsidiaries for the year ended December 31, 1996 was $8,077,883. These amounts include salaries, fees (including Directors' retainer and meeting fees), commissions and bonuses; cash bonuses to be paid for services rendered in 1996 (unless such amounts have not been allocated); cash bonuses paid in 1996 for services rendered in previous years; the cash equivalent of Common shares issued to Directors under the 1994 Outside Director Compensation Plan; and all deferred compensation earned in 1996; but excludes compensation paid in 1996 in respect of another year that was described in a previous information circular and excludes the value of options granted in partial compensation for salary or bonus. The Directors and senior officers as a group earned taxable benefits in 1996 aggregating $443,091 including, among other benefits, taxable auto benefits, medical insurance, life insurance (taxable benefits portion only), spousal travel, forgiveness of indebtedness, relocation expenses and imputed interest on non-interest-bearing loans.

OPTIONS

     The following table sets forth certain information with respect to options to purchase Common shares that were granted to Directors and senior officers as a group during the fiscal year 1996:

    ------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------
                  NUMBER                                                                               MARKET VALUE
                OF SHARES                                       MARKET VALUE                         (LOW-HIGH RANGE)
                 OPTIONED       DATE         EXERCISE             ON DATE         EXPIRATION         IN 30 DAY PERIOD
     GROUP       IN 1996      OF GRANT        PRICE               OF GRANT           DATE            PRECEDING GRANT
-----------------------------------------------------------------------------------------------------------------------
  Directors        15,000      Feb.  1     US   $ 28.125        US   $ 28.125    Feb.  1, 2006    US    $   18.625-$29.00
  and Senior        6,000      Feb.  9     Cdn. $ 36.875        Cdn. $ 36.875    Feb.  9, 2006    Cdn.  $    25.40-$40.00
  Officers          7,500      Feb. 28     US   $  27.88        US   $ 27.875    Feb. 28, 2006    US    $   26.875-$29.00
                    2,000      Mar. 19     US   $  28.50        US   $  28.50    Mar. 19, 2006    US    $   27.625-$29.75
                   18,000      Mar. 25     US   $  28.63        US   $ 28.625    Mar. 25, 2006    US    $   27.875-$29.75
                   80,000      May  16     Cdn. $  40.25        Cdn. $  40.25    May  16, 2006    CDN.  $    37.00-$42.25
                   50,000      June 11     US   $ 29.125        US   $  29.25    June 11, 2006    US    $26.953125-$29.75
                   92,550      June 18     US   $ 29.125        US   $  29.75    June 18, 2006    US    $26.953125-$29.75
                    3,000      June 21     Cdn. $  40.30        Cdn. $  40.30    June 21, 2006    Cdn.  $    37.20-$41.00
                   30,000      July  1     Cdn. $  41.60        Cdn. $  41.60    July  1, 2006    Cdn.  $    39.20-$41.60
                  373,401(1)   Aug.  1     US   $26.8125        US   $26.8125    Aug.  1, 2006    US    $  26.8125-$30.50
                  308,891(1)   Aug.  1     Cdn. $  36.85        Cdn. $  36.85    Aug.  1, 2006    Cdn.  $    36.85-$41.50
-----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

(1) In August 1996, 417,656 options to purchase Common shares were granted to certain senior officers in lieu of salary or bonuses. See EXECUTIVE COMPENSATION -- Report on Executive Compensation.

     No monetary consideration was received by the Company for the granting of the foregoing.

     The following table sets forth the options to purchase Common shares exercised by Directors and senior officers as a group during the fiscal year 1996 (all amounts are expressed to take account of the subdivision of the Common shares on a 2:1 basis in June 1991):

                                                                                  MARKET
                                       NUMBER OF                                VALUE LESS                  MARKET VALUE
                                        COMMON                                PURCHASE PRICE              (LOW-HIGH RANGE)
                    DATE OF             SHARES             PURCHASE             ON THE DATE               IN 30 DAY PERIOD
  GROUP             EXERCISE           PURCHASED            PRICE               OF PURCHASE              PRECEDING PURCHASE
  Directors       February   1           32,000          US   $  9.56         US   $  586,080           US   $    18.625-$29.00
  and Senior      February   1           12,000          US   $13.875         US   $  168,000           US   $    18.625-$29.00
  Officers        April     30            2,000          Cdn. $ 10.80         Cdn. $   60,400           Cdn. $     38.85-$42.25
                  May       21            8,000          US   $  9.56         US   $  153,020           US   $    27.375-$31.00
                  May       31          100,000          Cdn. $ 10.18         Cdn. $2,922,000           Cdn. $     37.00-$41.10
                  June      24           12,000          US   $ 13.28         US   $  193,140           US   $26.953125-$29.875
                  June      24            3,500          Cdn. $ 16.88         Cdn. $   81,270           Cdn. $     37.20-$41.00
                  August    22            3,000          Cdn. $ 16.88         Cdn. $   70,860           Cdn. $     36.85-$40.75
                  September  3            1,000          Cdn. $ 16.88         Cdn. $   23,120           Cdn. $     39.20-$40.90
                  September 11           12,500          Cdn. $ 18.50         Cdn. $  159,375           Cdn. $    28.375-$31.25
                  September 17              200          Cdn. $ 32.50         Cdn. $    4,490           Cdn. $     39.75-$54.95
                  September 17            2,000          Cdn. $ 34.75         Cdn. $   40,400           Cdn. $     39.75-$54.95
                  October   23           10,600          Cdn. $ 18.50         Cdn. $  222,600           Cdn. $  38.875-$42.0625
                  November   8            3,000          US   $ 13.28         US   $   79,035           US   $    38.875-$40.00
                  November  11            8,000          Cdn. $21.625         Cdn. $  144,000           Cdn. $     39.00-$40.00
  -----------------------------------------------------------------------------------------------------------------------
  ------------------------------------------------------------------------------------------------------------------------

OTHER

     Eligible employees of the Company also are entitled to participate in the Company's Employee Share Purchase Plans, which provide an opportunity to acquire Common shares via payroll deduction. In addition, certain senior employees of LGII and its Subsidiaries participate in an Amended and Restated Executive Deferred Compensation Plan, which allows participants to defer compensation and to direct the investment of the deferred amounts.

                 INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

(The information set forth in this section is stipulated for disclosure pursuant to the Securities Act of British Columbia.)

     The aggregate indebtedness of all officers, Directors, employees and former officers, Directors and employees of the Company or any of its Subsidiaries in connection with the purchase of securities of the Company or any of its Subsidiaries to the Company or any of its Subsidiaries or to another entity which is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding provided by the Company or any of its Subsidiaries as at March 31, 1997 was $3,349,265.

     The following table sets forth guaranteed indebtedness of senior officers pursuant to the 1994 Management Equity Investment Plan approved by the Shareholders at the annual general meeting of the Company held on May 16, 1994. All dollar amounts are expressed in United States dollars.

             TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS UNDER SECURITIES PURCHASE PROGRAMS

     ------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------
                                       INVOLVEMENT OF       LARGEST AMOUNT        AMOUNT OUTSTANDING    FINANCIALLY ASSISTED
      NAME AND PRINCIPAL POSITION         ISSUER OR           OUTSTANDING               AS AT           SECURITIES PURCHASED
        (IN ALPHABETICAL ORDER)          SUBSIDIARY       DURING 1996 ($)(1)    MARCH 31, 1997 ($)(1)      DURING 1996 (2)
-----------------------------------------------------------------------------------------------------------------------
  George M. Amato
    Regional President, Operations
    North East Region                 LGII is guarantor          232,675                237,482                  n/a
-----------------------------------------------------------------------------------------------------------------------
  Timothy A. Birch
    Vice-President, Corporate
    Development & Law                 LGII is guarantor          186,095                189,940                  n/a
-----------------------------------------------------------------------------------------------------------------------
  J.C. Carothers, Jr.
    Vice-President, Operations,
    Mid-South Division                LGII is guarantor          111,657                113,964                  n/a
-----------------------------------------------------------------------------------------------------------------------
  David FitzSimmons
    Vice-President, Operations        LGII is guarantor          230,320                235,078                  n/a
-----------------------------------------------------------------------------------------------------------------------
  Dwight K. Hawes
    Vice-President, Finance           LGII is guarantor           95,100                100,100                  n/a
-----------------------------------------------------------------------------------------------------------------------
  William V. Hocker
    Vice-President, Operations,
    Mid-Central Division              LGII is guarantor          111,657                113,964                  n/a
-----------------------------------------------------------------------------------------------------------------------
  Timothy R. Hogenkamp
    President and Chief Operating
    Officer                           LGII is guarantor          558,284                569,819                  n/a
-----------------------------------------------------------------------------------------------------------------------
  Peter S. Hyndman
    Vice-President, Law and
    Corporate Secretary               LGII is guarantor           47,550                 52,550                  n/a
-----------------------------------------------------------------------------------------------------------------------
  Kenneth E. Lee, Jr.
    Vice-President,
    Combination Operations and
    Alternative Funerals              LGII is guarantor           93,047                 94,970                  n/a
-----------------------------------------------------------------------------------------------------------------------
  Albert S. Lineberry, Jr.
    Vice-President, Operations,
    East Central Division             LGII is guarantor          111,657                113,964                  n/a
-----------------------------------------------------------------------------------------------------------------------
  John E. Malletta, Sr.
    Vice-President, Operations,
    Mountain Division                 LGII is guarantor           93,047                 94,970                  n/a
-----------------------------------------------------------------------------------------------------------------------
  Peter W. Roberts
    Vice-President, Financial
    Information Systems
    and Corporate Controller          LGII is guarantor          152,160                157,160                  n/a
-----------------------------------------------------------------------------------------------------------------------
  F. Duane Schaefer
    Regional President, Operations,
    South Central Region              LGII is guarantor          111,657                113,964                  n/a
-----------------------------------------------------------------------------------------------------------------------
  Michael L. Schweer
    Vice-President,
    Funeral Home Operations,
    North Central Region              LGII is guarantor          110,553                112,837                  n/a
-----------------------------------------------------------------------------------------------------------------------
  Dillis E.R. Ward
    Regional President,
    West Region                       LGII is guarantor          111,657                113,964                  n/a
-----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

(Footnotes on following page)

Notes:

(1) In each case, indebtedness is to a third party lender and is guaranteed by LGII. Capitalized interest has been added to the principal amount to the relevant date. The amount of each guarantee is limited to twice the principal amount of the original indebtedness in order to cover capitalized interest. Interest is charged on such indebtedness at the prime rate of the Wachovia Bank of Georgia, N.A. for U.S.-based officers and at the U.S. base rate of a Canadian chartered bank for Canadian-based officers. Security has not been provided for such indebtedness.

(2) The indebtedness represents a 5% down payment on an option to acquire exchangeable debentures issued by LGII. Payment of the remaining 95% of the exercise price entitles the optionholder to acquire debentures exchangeable for Series B Preferred Shares of the Company. The Series B Preferred Shares are immediately convertible to Common shares. Further particulars appear in the Report on Executive Compensation above.

     The aggregate indebtedness of all officers, Directors, employees and former officers, Directors and employees of the Company or any of its Subsidiaries not entered into in connection with the purchase of the securities of the Company or any of its Subsidiaries to the Company or any of its Subsidiaries or to another entity which is the subject of a guarantee, support agreement, letter of credit or similar arrangement or undertaking provided by the Company or any of its Subsidiaries as at March 31, 1997 was $7,034,672.

             TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS
       AND SENIOR OFFICERS OTHER THAN UNDER SECURITIES PURCHASE PROGRAMS

                                                 INVOLVEMENT OF         LARGEST         AMOUNT OUTSTANDING
                                                  THE COMPANY      AMOUNT OUTSTANDING         AS AT
  NAME AND PRINCIPAL POSITION                    OR SUBSIDIARY      DURING 1996 ($)     MARCH 31, 1997 ($)
  ---------------------------                    ---------------   -------------------  ------------------
  Dwight K. Hawes
    Vice-President, Finance (1)                Company is lender       US   21,600            nil
  Timothy R. Hogenkamp
    President and Chief Operating Officer (2)  Company is lender      US   135,000         US    50,000
  Raymond L. Loewen
    Chairman and Chief Executive Officer (3)   Company is lender    Cdn. 1,750,000            nil
  Loewen Development Corporation (4)           Company is lender      US   192,075         US   192,075
  Lawrence Miller
    Executive Vice-President, Operations
  William R. Shane
    Senior Vice-President and Chief Financial
    Officer, Cemetery and Combination
    Division
  Osiris Investments, L.L.C. (5)               LGII is lender         US 2,952,500         US 2,952,500
  Michael L. Schweer
    Vice-President, Funeral Home Operations
    North Central Region (6)                   Company is lender      US   122,800         US   118,800
  Kenneth E. Lee, Jr.
    Vice-President, Combination Operations
    and Alternative Funerals (7)               LGII is lender         US    52,666         US    50,875
  Ronald P. Robertson
    Vice-President, Sales (8)                  LGII is lender         US    75,436         US    50,875
  Peter Gray
    Vice-President, Accounting, Cemeteries
    (9)                                        LGII is lender         US    35,011         US    35,613
  Robert P. Pence
    Vice-President, Cemetery Operations,
    North East Region (10)                     LGII is lender         US    65,017         US    66,138
  Frank Milles
    Vice-President, Administration, Cemeteries (11) LGII is lender    US    82,623         US    76,313

(Footnotes on following page)

Notes:

 (1) Dwight K. Hawes, of North Vancouver, British Columbia, Canada was indebted to the Company for an unsecured promissory note, the funds of which were used for investment purposes. The note is non-interest-bearing and was repaid in full by July 1996.

 (2) Timothy R. Hogenkamp, of Cincinnati, Ohio, is indebted to the Company for two unsecured demand loans, the funds of which were used for investment purposes. No interest is charged on Mr. Hogenkamp's loans. One of such loans, in the original principal amount of $170,000, is forgivable in four annual instalments of $42,500 each, commencing in 1994.

 (3) Raymond L. Loewen, of Burnaby, British Columbia, Canada, or associates of Raymond L. Loewen, were indebted to the Company for non-interest-bearing unsecured demand loans totalling Cdn. $1,750,000, particulars of which are provided under the heading Certain Transactions. The loans were repaid in full by October 1996.

 (4) Loewen Development Corporation of Burnaby, British Columbia, Canada, a wholly-owned subsidiary of Loewen Capital Corporation, is an associate of Raymond L. Loewen and Anne Loewen (the sole shareholders of Loewen Capital Corporation). Loewen Development Corporation is indebted to the Company in connection with the consolidation of funeral home operations as part of the initial organization of the Company. The amounts receivable from Loewen Development Corporation are non-interest-bearing and there are no set terms of repayment.

 (5) Lawrence Miller, of Ivyland, Pennsylvania, William R. Shane, of Cherry Hill, New Jersey and Osiris Investments, L.L.C., a Delaware limited liability company of which Messrs. Miller and Shane are the sole members, are indebted to LGII for a promissory note, the proceeds of which were used to repay an obligation to and purchase an obligation from Montefiore Cemetery Company Perpetual Care Fund. Messrs. Miller and Shane and Osiris Investments, L.L.C. are jointly and severally liable under the promissory note, which is secured by contingent payments to be made to them by LGII in connection with LGII's acquisition of Osiris Holding Corporation, a Delaware corporation of which Messrs. Miller and Shane were the majority shareholders prior to such acquisition. The note is non-interest-bearing.

 (6) Michael L. Schweer, of Cincinnati, Ohio, is indebted to the Company for an unsecured promissory note, the funds of which were used for investment purposes. No interest is charged on Mr. Schweer's note.

 (7) Kenneth E. Lee, Jr. of Doylestown, Pennsylvania, is indebted to LGII for a promissory note in the amount of $50,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bears interest at 7% per annum from June 2, 1995 and is due and payable on June 2, 2000.

 (8) Ronald P. Robertson of Jamison, Pennsylvania, is indebted to LGII for a promissory note in the amount of $75,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bears interest at 7% per annum from August 15, 1995 and is due and payable on August 15, 2000. Mr. Robertson repaid $25,000 of his principal indebtedness in October 1996.

 (9) Peter Gray, of Yardley, Pennsylvania, is indebted to LGII for a promissory note in the amount of $26,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bears interest at 7% per annum from August 1, 1995 and is due and payable on May 1, 2000. Mr. Gray is also indebted to LGII for a second promissory note in the amount of $49,000 which bears interest at 7% per annum and is due and payable from proceeds from the sale of his residence. Mr. Gray repaid $40,000 of his aggregate principal indebtedness in 1996.

(10) Robert P. Pence, of Philadelphia, Pennsylvania, is indebted to LGII for a promissory note in the amount of $65,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bears interest at 7% per annum from May 5, 1995 and is due and payable on May 5, 2000.

(11) Frank Milles, of Yardley, Pennsylvania, is indebted to LGII for a promissory note in the amount of $75,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bears interest at 7% from October 19, 1995 and is due and payable on July 19, 2000.

                              CERTAIN TRANSACTIONS

     Albert S. Lineberry, Sr. is the controlling shareholder of Gaines Corporation of Greensboro, North Carolina. Gaines Corporation received $104,008 from Lineberry Group, Inc., a Subsidiary, in 1996 for the lease of its North Elm Chapel premises in Greensboro, North Carolina.

     Messrs. Raymond L. Loewen, Timothy R. Hogenkamp, Paul Wagler and Peter S. Hyndman, all of whom are Directors and officers of the Company and of LGII, together with Robert O. Wienke, a former officer of the Company and a former Director and officer of LGII, have been named as defendants in three class action proceedings commenced in the United States. Subject to the provisions of the Company Act of British Columbia, a Director of the Company is, under the Articles of the Company, entitled in certain circumstances to indemnification for costs and other amounts incurred by him as a result of legal proceedings to which he has been made a party by reason of his being a Director. Under Section 145 of the General Corporation Law of the State of Delaware, LGII may indemnify Directors and officers in certain circumstances. In addition, the Board of Directors of LGII has determined that the expenses of each such individual in defending the class action proceedings should be paid by LGII from time to time in advance of the final disposition of the proceedings, subject to such individual entering into an undertaking to repay all amounts paid by LGII if it is ultimately determined that such individual is not entitled to be indemnified by LGII under the Delaware General Corporation Law.

     In March 1995 the Company purchased all of the outstanding shares of Osiris Holding Corporation ("Osiris") of Philadelphia, Pennsylvania. The total consideration for the transaction was $103.8 million plus additional consideration of up to approximately $42 million payable ($18.4 million of which has been paid) to former shareholders of Osiris (including Lawrence Miller and William R. Shane, who are now part of the Company's senior management), if certain performance-related criteria are achieved over a period of up to six years from the closing of the acquisition. The full amount of any unpaid contingent consideration will be immediately payable in certain events, including the death, permanent disability, or termination of employment without cause, of either of Lawrence Miller or William R. Shane. Messrs. Miller and Shane also each were granted 90,000 options which vest in increments of 18,000 annually if certain performance-related criteria are met.

     During 1996, the Company periodically chartered at competitive rates a motor vessel, jet aircraft and helicopter for business purposes from companies owned or controlled by Raymond L. Loewen. Payments by the Company to companies owned or controlled by Raymond L. Loewen for all such charters in 1996 totalled approximately $605,110.

     In connection with the intended transfer of each of these assets to companies owned by third parties, the Company provided interim financing to companies owned by Raymond L. Loewen or to Raymond L. Loewen totalling Cdn. $1,750,000. The interim financing was repaid in full by October 1996.

     The intended transfer of the motor vessel to a third party was not consummated. Instead, Raymond L. Loewen sold to the Company all of the capital stock of the company that owned the vessel, 476822 B.C. Ltd. ("BC Ltd."), for an effective purchase price of approximately Cdn. $7.8 million on October 28, 1996. In the transaction, the motor vessel was valued at Cdn. $7.2 million, and the other assets of BC Ltd. were valued at cost and aggregated approximately Cdn. $0.6 million. A third party appraisal of the motor vessel had established its fair market value at Cdn. $7.35 million and its replacement value at Cdn. $12.5 million.

     Mr. R. Loewen has an option to reacquire either (i) the motor vessel and related assets, for a price equal to their fair market value, or (ii) all of the capital stock of BC Ltd, for a price equal to the fair market value of the net assets of BC Ltd. Such option is exercisable upon the occurrence of certain "change in control" events, including the acquisition of 25% or more of the Common shares by any person other than Raymond L. Loewen.

     The jet aircraft was sold for $3,475,000 on July 31, 1996 and the helicopter for $350,000 on September 19, 1996, both to the same independent financial institution. The institution has leased the jet and helicopter to the Company under commercially reasonable terms.

     The Board of Directors approved the transaction pertaining to the jet aircraft in July 1996 and the transactions pertaining to the motor vessel and helicopter in September 1996.

     Reference is made to pages 8 and 9 for a description of certain arrangements between the Company or LGII and Directors Albert S. Lineberry, Sr., Charles B. Loewen and Dr. Earl A. Grollman.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and 10% beneficial owners ("insiders") to file with the United States Securities and Exchange Commission reports of ownership and change in ownership of equity securities of the Company. Based solely on its review of such reports, or written representations from certain insiders that all required reports were filed, the Company believes that during the year ended December 31, 1996, the Company's Directors and officers (33 persons total) complied with all Section 16 filing requirements, except as follows. During 1996, each of the following outside Directors amended his Statement of Changes in Beneficial Ownership on Form 4 ("Form 4") to correct a mathematical error on his Form 4 filing: Dr. Earl A. Grollman; Albert S. Lineberry, Sr.; James D. McLennan; Ernest G. Penner; and The Right Honourable John Napier Turner P.C., C.C., Q.C. . Each of the following persons failed to file an Initial Statement of Beneficial Ownership on Form 3 within the 10 day period following his appointment as an executive officer: Douglas J. McKinnon, Executive Vice-President, Daniel N. Nakagawa, Vice-President, Insurance Operations; F. Andrew Scott, Vice-President, Finance and Investment Management; and Thomas E. Stilgenbauer, Vice-President, Operations, Funeral Homes. Lawrence Miller, Executive Vice-President, Operations and William R. Shane, Senior Vice-President and Chief Financial Officer, Cemetery and Combination Division filed Forms 4 late reporting Employee Stock Options received based on satisfying certain criteria with respect to the 1995 year end.

                            APPOINTMENT OF AUDITORS

     The Board of Directors recommends, and unless otherwise directed the designated persons named in the enclosed form of proxy will vote for, the appointment of KPMG, 777 Dunsmuir Street, Vancouver, British Columbia, Canada, V7Y 1K3, as auditors of the Company to hold office until the next annual general meeting of

Shareholders and to authorize the Directors to fix the remuneration of the auditors so appointed. KPMG (or predecessor firms thereof) has been the Company's auditors since 1986.

     Representatives of KPMG are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                          INFORMATION AS TO EMPLOYEES

     The total number of full-time and part-time employees of the Company and its Subsidiaries as at December 31, 1996 was 15,985 (compared to 10,494 as at December 31, 1995). The total remuneration paid in 1996 to full-time and part-time employees of the Company and its Subsidiaries (not including benefits) was approximately $260 million. The total remuneration paid in 1995 to full-time and part-time employees of the Company and its Subsidiaries (not including benefits) was approximately $167 million.

                  PARTICULARS OF OTHER MATTERS TO BE VOTED ON

             APPROVAL OF AMENDMENTS TO EMPLOYEE STOCK OPTION PLANS

BACKGROUND

     The Board of Directors has unanimously approved, and recommends that the Shareholders approve, amendments to each of the Employee Stock Option Plan (United States) (the "U.S. Plan") and the Employee Stock Option Plan (Canada) (the "Canadian Plan" and, together with the U.S. Plan, the "Plans") to increase the number of Common shares issuable pursuant to options granted under each of the Plans by 1,000,000 and to increase the number of Common shares for which options may be granted under each of the Plans in any one calendar year to any one participant by 300,000.

     Historically, the Company has granted options under the Plans for two important purposes: (i) to provide certain new employees (who typically join the Company in connection with an acquisition) with an immediate incentive to develop and promote the business and financial success of the Company, and (ii) to give selected employees long-term incentives as a component of their compensation.

     The Company continued its growth and expansion in North America in 1996, acquiring 149 funeral homes, 135 cemeteries and two insurance companies in the United States and 10 funeral homes and one cemetery in Canada through 168 separate acquisition transactions. In 1996, the number of employees of the Company and its Subsidiaries increased by more than 5,000, to almost 16,000 employees as at December 31, 1996.

     In addition, in 1996, the Company compensated certain employees through the grant of options in lieu of 1995 and 1996 bonuses (and, in some cases, 1996 salary) that would otherwise have been paid in cash. The employees who have participated in this program demonstrated their commitment to the Company by foregoing cash payments in return for the opportunity to participate in the future growth of the Company. More importantly, the Shareholders benefited from enhanced earnings per share performance because of the reduction of compensation paid in cash. Reference is made to EXECUTIVE COMPENSATION -- Report on Executive Compensation, for further information concerning options granted to executive officers in lieu of salary and bonuses.

     During 1996, the Company granted an aggregate of 2,000,808 options to approximately 580 employees. Due primarily to the rapid acquisition pace in 1996 and the grants of options in lieu of salary and bonus, the number of options granted exceeds the number of shares available for grant under the Plans. To accommodate these grants, the Company proposed, and in November 1996 the TSE and ME conditionally accepted notice of, interim increases in the number of Common shares available under the U.S. Plan and the Canadian Plan in the amounts of 185,000 and 85,000 respectively. The TSE and the ME conditionally accepted notice, on March 31, 1997 and April 4, 1997 respectively, of further proposed increases in the number of Common shares available under the U.S. Plan and the Canadian Plan in the amounts of 815,000 and 915,000 respectively, for an aggregate increase of 1,000,000 in the number of Common shares available under each of the Plans. As of March 27, 1997, the U.S. Plan limitation of 3,400,000 Common shares had been exceeded by 103,508, and the Canadian Plan limitation of 1,700,000 Common shares had been exceeded by 76,607. The options granted under the Plans in excess of the maximum number of Common shares permitted to be issued were granted subject to approval by disinterested Shareholders at the Meeting of the proposed aggregate increases to the maximum number of shares issuable pursuant to options under the Plans.

     If the proposal to increase the number of Common shares to be issued under each of the Plans by 1,000,000 is approved, the aggregate Common shares underlying options outstanding and available for grant under the Plans will represent 10.6% of the Company's outstanding Common shares as at March 27, 1997.

                                                                                  AGGREGATE COMMON SHARES
                                                                                    UNDERLYING OPTIONS
                                                                                 OUTSTANDING AND AVAILABLE
                                                  COMMON SHARES UNDERLYING       FOR GRANT UNDER PLANS, AS
                                                     OPTIONS OUTSTANDING                 PROPOSED
                                                  -------------------------      -------------------------
                                                  NUMBER(1)      PERCENT(2)       NUMBER        PERCENT(2)
                                                  ---------      ----------      ---------      ----------
Canadian Plan.................................    1,529,957         2.6%         2,453,350          4.1%
U.S. Plan.....................................    2,934,033         5.0%         3,830,525          6.5%
                                                  ---------      ----------      ---------      ----------
Total.........................................    4,463,990         7.6%         6,283,875         10.6%
                                                   ========      ========         ========      ========

(1) The numbers in this column do not exceed the U.S. Plan and Canadian Plan limitations of 3,400,000 and 1,700,000 Common shares, respectively, primarily because of grants exercised.

(2) Percent of Common shares outstanding as at March 27, 1997.

     The Company believes that long-term incentive compensation in the form of options is becoming a much more significant component of senior executive compensation. The Company believes that it will have more flexibility in fashioning compensation packages necessary to attract and retain senior executives if the per person annual limitation in each of the Plans is increased to 600,000 Common shares.

     Each of the Plans includes a provision limiting the number of Common shares for which options may be granted to an individual participant in any calendar year. This provision is required in order to qualify compensation derived from options granted under the Plans for deductibility under Section 162(m) of the United States Internal Revenue Code. Section 162(m) does not require any specific percentage or number limitation. The current Plans provide that the maximum number of Common shares in respect of which options may be granted to any individual participant in any calendar year shall not exceed 300,000. The proposed amendments would increase this per person annual limitation by 300,000, to 600,000 Common shares.

APPROVAL

     The approval of a simple majority of the votes cast by disinterested Shareholders is required to approve the proposed amendments to each of the Plans to increase the number of Common shares issuable thereunder and to increase the number of Common shares for which options may be granted thereunder in any one calendar year to any one participant. Shareholders may vote on each of the four proposed amendments separately. To the best of the Company's knowledge, the number of votes attaching to the Common shares that will not be counted for the purposes of determining whether the required level of Shareholder approval of the amendments to the U.S. Plan has been obtained is 234,758, and the number of votes attaching to the Common shares that will not be counted for the purposes of determining whether the required level of shareholder approval of the amendments to the Canadian Plan has been obtained is 8,338,631.

     Approval by the disinterested Shareholders of the increase of 1,000,000 Common shares available for issuance under each of the Plans will serve as ratification by such Shareholders of the options granted in excess of the share limitations set forth in the Plans.

     The Board of Directors believes that the Plans are a key component of incentive-based compensation for eligible employees and are an important feature of the Company's acquisition program.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED, AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR, APPROVAL OF THE AMENDMENTS TO INCREASE THE NUMBER OF COMMON SHARES ISSUABLE UNDER THE U.S. PLAN BY 1,000,000 SHARES AND TO INCREASE THE NUMBER OF COMMON SHARES FOR WHICH OPTIONS MAY BE GRANTED THEREUNDER IN ANY ONE CALENDAR YEAR TO ANY ONE PARTICIPANT BY 300,000 COMMON SHARES.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED, AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR, APPROVAL OF THE AMENDMENTS TO INCREASE THE NUMBER OF COMMON SHARES ISSUABLE UNDER THE CANADIAN PLAN BY 1,000,000 SHARES AND TO INCREASE THE NUMBER OF COMMON SHARES FOR WHICH OPTIONS MAY BE GRANTED THEREUNDER IN ANY ONE CALENDAR YEAR TO ANY ONE PARTICIPANT BY 300,000 COMMON SHARES.

     The full text of the Plans can be obtained from the Corporate Secretary of the Company at the Company's principal executive office at 4126 Norland Avenue, Burnaby, British Columbia, Canada V5G 3S8.

CERTAIN ADDITIONAL INFORMATION REGARDING THE PLANS

General

     Under the Plans, employees of the Company are eligible to be granted options to purchase Common shares. As of December 31, 1996, approximately 14,793 persons were eligible to participate in the U.S. Plan (employees who are residents of the United States and its territories) and approximately 1,192 persons were eligible to participate in the Canadian Plan (employees who are residents of Canada).

     The Plans are administered by the Compensation Committee of the Board of Directors. The number of options granted to selected employees is determined by the Compensation Committee. The Compensation Committee also determines certain terms and conditions of options granted.

Option Agreement

     Each optionee under the Plans is required to enter into a separate option agreement, which sets forth, among other things, the number of options granted, the specific exercise price and the vesting conditions, within the following parameters: (i) the exercise price of an option may not be less than the closing price of the Common shares on the trading day immediately prior to the grant date, as quoted on the New York Stock Exchange (for options granted under the U.S. Plan) or on the TSE (for options granted under the Canadian Plan); and (ii) in no event may an option terminate later than 10 years after the grant date.

Exercise of Option

     An optionee may exercise an option by delivering to the Company a duly completed notice of exercise together with full payment, by cash or check, for the Common shares being purchased under the option and any taxes required to be withheld and collected from the optionee.

Allocation of Options

     The potential benefit to be received by an optionee is dependent on increases in the price of the Common shares prior to the exercise of the option. Accordingly, the ultimate dollar value of options is not currently ascertainable. At April 1, 1997, the closing price of the Common shares on the New York Stock Exchange was U.S. $31.625 and on the TSE was Cdn. $44.00.

     The following table sets forth certain information with respect to options granted in 1996 under each of the Plans to the current executive officers of the Company as a group and to all employees of the Company as a group, including officers who are not executive officers of the Company. Directors who are not employees are not eligible to receive options under the Plans. For a discussion of options granted in 1996 to the Named Executive Officers, see EXECUTIVE COMPENSATION.

                          EMPLOYEE STOCK OPTION PLANS

                                                                                        COMMON SHARES
                       GROUP                            RANGE OF EXERCISE PRICES      UNDERLYING OPTIONS
----------------------------------------------------  -----------------------------   ------------------
Employee Stock Option Plan (United States)
  Executive Group...................................   US $26.8125 -- US $29.1250            274,491
  Non-Executive Officer Employee Group(1)...........   US $26.8125 -- US $42.0625          1,135,900
Employee Stock Option Plan (Canada)
  Executive Group(1)................................   Cdn. $36.85 -- Cdn. $41.60            414,332
  Non-Executive Officer Employee Group(1)...........   Cdn. $36.85 -- Cdn. $55.70            176,085

---------------

(1) Options granted to certain executive officers in Canada and to certain non-executive officer employees in the United States and Canada were granted subject to Shareholder approval of the proposed amendments to increase the number of Common shares issuable under the Plans. If such amendments are approved by the Shareholders, 103,508 of the 1,000,000 additional Common shares issuable under the U.S. Plan and 76,607 of the 1,000,000 additional Common shares issuable under the Canadian Plan will be allocated to such options.

     The Chief Executive Officer of the Company will be granted, subject to disinterested Shareholder approval of the proposed amendment to increase the Common shares available for grant under the Canadian Plan by 1,000,000, an option to purchase at least 250,000 Common shares (representing 74,000 Common shares in lieu of his 1996 cash bonus and 176,000 Common shares in respect of his 1996 long-term incentive). See EXECUTIVE COMPENSATION -- Report on Executive Compensation. In addition, it is anticipated that the Chief Executive Officer will receive an option grant to purchase 200,000 Common shares in respect of his long-term incentive for 1997. This option grant will be made subject to disinterested Shareholder approval of the proposed amendments to the Canadian Plan.

United States Federal Income Tax Consequences

     The following is a summary of the principal anticipated United States federal income tax consequences of the grant and exercise of an option to and by an optionee who is a resident or citizen of the United States. It is based on the current provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder. This discussion is general only and is not a substitute for independent advice from an individual's own tax adviser.

     Options granted under the Plans are intended to be "non-qualified options" that do not meet the criteria of "incentive stock options" within the meaning of
Section 422 of the Code. An optionee will not recognize any taxable income at the time an option is granted. Upon exercise of an option, an optionee generally will recognize ordinary income, for United States income tax purposes, equal to the excess, if any, of the then fair market value of the Common shares acquired over the exercise price of the option. Any taxable income recognized in connection with the exercise of an option will be subject to tax withholding by the optionee's employer.

     The employer of the optionee generally will be entitled to United States income tax deductions to the extent and in the year that ordinary income is recognized by the optionee in the circumstances described above.

     Dividends payable on Common shares out of earnings and profits are ordinary income taxable at ordinary income rates. When an optionee sells Common shares acquired pursuant to the exercise of an option, any difference between the sale price and the optionee's tax basis in the Common shares will be treated as capital gain or loss.

     Under certain circumstances, United States citizens who are resident outside the United States may be entitled to certain foreign tax credits against United States income tax liability incurred in the circumstances described above.

               APPROVAL OF AMENDMENT TO EMPLOYEE STOCK BONUS PLAN

     In 1993, the Board of Directors approved the Company's Employee Stock Bonus Plan (the "Bonus Plan"). The Bonus Plan was subsequently amended and approved by the Shareholders at the annual general meeting in 1994. The purpose of the Bonus Plan is to provide all employees with a sense of ownership of the Company through the provision of Common shares of the Company. The Bonus Plan is also known by the name "Share the Vision". The Bonus Plan operates through the one-time grant of five Common shares to each eligible employee of the

Company, which grant is generally earned after three consecutive months of service with the Company or its Subsidiaries, with credit for employment with a Subsidiary acquired by the Company or its Subsidiaries.

     At the annual general meeting in 1994, the Shareholders approved the Bonus Plan with a maximum of 50,000 Common shares. There has been significant growth in the Company through its acquisition strategy, and the number of employees of the Company and its Subsidiaries is approaching 16,000. A limitation of 50,000 Common shares will not allow for the continuation of the Bonus Plan in the long term. The Board of Directors considers that the continuation of the Bonus Plan is in the interests of the Shareholders by virtue of the advantages flowing from employee share ownership. On April 2, 1997, the Board of Directors unanimously approved an amendment to the Bonus Plan to increase the number of Common shares issuable under the Bonus Plan by 50,000 (from 50,000 to 100,000).

APPROVAL

     The amendment to increase the number of Common shares available under the Bonus Plan requires the approval of a simple majority of the votes cast by disinterested Shareholders. Only new employees have an interest in the Bonus Plan, as current participants in the Bonus Plan have no entitlement to any further grants under the Bonus Plan. Therefore, no votes attaching to Common shares will be discounted for the purposes of determining whether the required level of Shareholder approval of the amendment to the Bonus Plan has been obtained.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED, AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR, APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF COMMON SHARES ISSUABLE UNDER THE BONUS PLAN BY 50,000 SHARES.

     The full text of the Bonus Plan can be obtained from the Corporate Secretary of the Company at the Company's principal executive office at 4126 Norland Avenue, Burnaby, British Columbia, Canada, V5G 3S8.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     The Shareholders will be asked to approve at the Meeting amendments to the Employee Stock Option Plan (United States) (previously defined herein as the "U.S. Plan") to increase the number of Common shares issuable thereunder by 1,000,000 and to increase the number of Common shares for which options may be granted thereunder in any one calendar year to any one participant by 300,000 and amendments to the Employee Stock Option Plan (Canada) (previously defined herein as the "Canadian Plan") to increase the number of Common shares issuable thereunder by 1,000,000 and to increase the number of Common shares for which options may be granted thereunder in any one calendar year to any one participant by 300,000. The United States-based senior officers of the Company (being officers of the rank of vice-president and higher, including executive officers) and their associates have an interest in the U.S. Plan because such senior officers are entitled to participate in U.S. Plan. Accordingly, such persons are precluded from voting their Common shares with respect to this matter. The Canadian-based senior officers of the Company (being officers of the rank of vice-president and higher, including executive officers) and their associates have an interest in the Canadian Plan because such senior officers are entitled to participate in the Canadian Plan. Accordingly, such persons are precluded from voting their Common shares with respect to this matter. Reference is made to PARTICULARS OF OTHER MATTERS TO BE VOTED ON -- APPROVAL OF AMENDMENT TO EMPLOYEE STOCK OPTION PLANS.

     The Shareholders will be asked to approve at the Meeting the amendment to the Company's Employee Stock Bonus Plan (previously defined as the "Bonus Plan") to increase the number of Common Shares issuable thereunder by 50,000 Common shares. Only new employees have an interest in the Bonus Plan, as current participants of the Bonus Plan have no entitlement to any further grants under the Bonus Plan. Therefore, no persons are precluded from voting their Common shares with respect to this matter. Reference is made to PARTICULARS OF OTHER MATTERS TO BE VOTED ON -- APPROVAL OF AMENDMENT TO EMPLOYEE STOCK BONUS PLAN.

                                 OTHER MATTERS

     To the best of the knowledge, information and belief of the Directors, there are no other matters which are to be acted upon at the Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters; and the voting instructions for participants in the Employee Stock Bonus Plan and in the LGII 401(k) Retirement Plan provide that The R-M Trust Company may act and vote as management of the Company may recommend.

                            SHAREHOLDERS' PROPOSALS

     To be considered for inclusion in the Proxy Statement and Information Circular for the 1998 annual general meeting, proposals of Shareholders must be received by the Company no later than December 9, 1997. Such proposals should be directed to the Corporate Secretary of the Company.

                              AVAILABLE DOCUMENTS

     A COPY OF THE FOLLOWING DOCUMENTS IS AVAILABLE ON REQUEST FROM THE CORPORATE SECRETARY OF THE COMPANY AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE AT 4126 NORLAND AVENUE, BURNABY, BRITISH COLUMBIA, CANADA, V5G 3S8, TELEPHONE
(604) 299-9321:

     (1) THE COMPANY'S LATEST ANNUAL REPORT ON FORM 10-K REQUIRED UNDER THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934 WHICH REPORT IS ALSO FILED WITH CANADIAN SECURITIES COMMISSIONS IN SATISFACTION OF THE REQUIREMENT TO FILE AN ANNUAL INFORMATION FORM PURSUANT TO CANADIAN SECURITIES LAWS AND POLICIES;

     (2) THE COMPARATIVE FINANCIAL STATEMENTS OF THE COMPANY FOR THE COMPANY'S MOST RECENTLY COMPLETED FISCAL YEAR IN RESPECT OF WHICH SUCH FINANCIAL STATEMENTS HAVE BEEN ISSUED TOGETHER WITH THE ACCOMPANYING REPORT OF THE AUDITORS AND ANY INTERIM FINANCIAL STATEMENTS OF THE COMPANY REQUIRED BY LAW AND ISSUED SUBSEQUENT TO SUCH COMPARATIVE FINANCIAL STATEMENTS; AND

     (3) THE PROXY STATEMENT AND INFORMATION CIRCULAR OF THE COMPANY DATED AS OF APRIL 9, 1996 IN CONNECTION WITH THE ANNUAL GENERAL MEETING OF SHAREHOLDERS HELD ON MAY 16, 1996;

SUBJECT TO (I) IN THE CASE OF PERSONS WHO ARE NOT SECURITIES HOLDERS OF THE COMPANY, THE PAYMENT OF A REASONABLE CHARGE AND (II) IN ANY EVENT, THAT THE COMPANY MAY REQUIRE PAYMENT OF A REASONABLE CHARGE FOR EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K.

                       APPROVAL OF THE BOARD OF DIRECTORS

     The contents of this Proxy Statement and Information Circular have been approved and the mailing thereof to the Shareholders of the Company has been authorized by the Board of Directors of the Company.

     DATED at Burnaby, British Columbia, Canada, the 8th day of April, 1997.

                                         By Order of the Board of Directors

                                          /s/ RAYMOND L. LOEWEN
                                         -----------------------------------
                                         Raymond L. Loewen,
                                         Chairman of the Board and
                                         Chief Executive Officer

                               APPENDICES TO THE


                               LOEWEN GROUP INC.


                                PROXY STATEMENT

                             THE LOEWEN GROUP INC.

                                 FORM OF PROXY
                 FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
                            OF THE LOEWEN GROUP INC.

                           TO BE HELD ON MAY 15, 1997

             THIS PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT

    The undersigned, being a holder of Common shares in the capital of The Loewen Group Inc. (the "Company") and hereby revoking any proxy previously given, hereby appoints RAYMOND L. LOEWEN, or failing him, TIMOTHY R. HOGENKAMP, or instead of either of them,_________________________________________________
as proxyholder of the undersigned, to attend and vote for the undersigned and otherwise act for and on behalf of and in the name of the undersigned at the Annual General Meeting (the "Meeting") of shareholders of the Company, to be held on the 15th day of May, 1997, and at any adjournment or postponement thereof. The undersigned hereby instructs the proxyholder to vote for or vote against, or withhold or abstain from voting, as the case may be, all of the Common shares in the capital of the Company or such number of shares as may be noted hereon registered in the name of the undersigned on any poll (ballot) in respect of the following matters, details of which are provided in the Proxy Statement and Information Circular, as indicated below.

THE UNDERSIGNED HEREBY AUTHORIZES THE PROXYHOLDER TO VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR LISTED IN ITEM 1 BELOW AND FOR ALL MATTERS IN ITEMS 2 THROUGH 6 BELOW, UNLESS AN INSTRUCTION TO THE CONTRARY IS INDICATED.

1.     The election of Reverend Kenneth Sidney Bagnell as a Director  FOR [ ] or WITHHOLD [ ]
       of the Company for a term ending at the fourth annual general meeting after the Meeting.
       The election of Doctor Earl Alan Grollman as a Director of     FOR [ ] or WITHHOLD [ ]
       the Company for a term ending at the fourth annual general meeting after the Meeting.
       The election of Charles Barnard Loewen as a Director of the    FOR [ ] or WITHHOLD [ ]
       Company for a term ending at the fourth annual general
       meeting after the Meeting.
       The election of Lawrence Miller as a Director of the Company   FOR [ ] or WITHHOLD [ ]
       for a term ending at the fourth annual general meeting after the Meeting.

2.     The appointment of KPMG as auditors of the Company for the     FOR [ ] or WITHHOLD [ ]
       ensuing year.

3.     To authorize the Directors to fix the remuneration to be paid  FOR [ ] or AGAINST [ ] or
       to the auditors.                                               ABSTAIN [ ]

4.     To approve amendments of the Employee Stock Option Plan
       (United States) to increase:

       (a) the number of Common shares issuable thereunder by         FOR [ ] or AGAINST [ ] or
           1,000,000 Common shares; and                               ABSTAIN [ ]

       (b) the number of Common shares for which options may be       FOR [ ] or AGAINST [ ] or
           granted thereunder in any one calendar year to any one     ABSTAIN [ ]
           participant by 300,000 Common shares.

5.     To approve amendments of the Employee Stock Option Plan
       (Canada) to increase:

       (a) the number of Common shares issuable thereunder by         FOR [ ] or AGAINST [ ] or
           1,000,000 Common shares; and                               ABSTAIN [ ]

       (b) the number of Common shares for which options may be       FOR [ ] or AGAINST [ ] or
           granted thereunder in any one calendar year to any         ABSTAIN [ ]
           one participant by 300,000 Common shares.

6.     To approve the amendment of the Employee Stock Bonus Plan to   FOR [ ] or AGAINST [ ] or
       increase the number of Common shares issuable thereunder by    ABSTAIN [ ]
       50,000 Common shares.

The Notes to Proxy on the reverse are incorporated in and form part of this form of proxy.

If this form of proxy is returned undated, the undersigned hereby authorizes the Chairman of the Meeting or the Chairman's delegate to fill in the date May 14, 1997.

------------------------------------------------------------------------------
Signature of Shareholder (a proxy may not be valid unless signed)

-----------------------------------------------------------------
Please Print Name Here

----------------------------------------------------
Date (a proxy may not be valid unless dated)

                                 NOTES TO PROXY

1. Shareholders who are unable to attend the Meeting are requested to complete and deposit with or mail this proxy to The R-M Trust Company, Fifth Floor, 393 University Avenue, Toronto, Ontario, Canada, M5G 2M7 (fax number (416) 813-4679). This proxy must be received by the said office no later than 10:00 a.m. (Pacific Daylight Time), May 14, 1997.

2. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR OR AGAINST, OR THE VOTING OF SUCH SHARES WILL BE WITHHELD OR ABSTAINED FROM, AS THE CASE MAY BE, ON ANY POLL (BALLOT) IN RESPECT OF THE ITEMS SET FORTH IN THE FORM OF PROXY AS THE SHAREHOLDER MAY HAVE SPECIFIED BY MARKING AN "X" IN THE PLACE PROVIDED FOR THAT PURPOSE. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY POLL (BALLOT) AS IF THE SHAREHOLDER HAD SPECIFIED VOTING FOR (I.E. IN FAVOR OF) THE ITEMS, AND THE SHAREHOLDER HEREBY CONFERS AUTHORITY ON THE PROXYHOLDER OR PROXYHOLDERS HEREBY APPOINTED TO VOTE THE SHARES ACCORDINGLY.

3. EACH SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHICH MAY BE A COMPANY) TO ATTEND AND ACT ON THE SHAREHOLDER'S BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. IF THE SHAREHOLDER DOES NOT WANT TO APPOINT THE PERSONS DESIGNATED IN THE FORM OF PROXY, THE SHAREHOLDER SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON THE SHAREHOLDER WISHES TO ACT AS THE SHAREHOLDER'S PROXYHOLDER AND, IF DESIRED, AN ALTERNATE PROXYHOLDER. A PROXYHOLDER OR ALTERNATE PROXYHOLDER NEED NOT BE A SHAREHOLDER OF THE COMPANY.

4. IN THE CASE OF ANY AMENDMENTS OR VARIATIONS TO THE RESOLUTIONS, AND IN THE CASE OF ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, THE SHAREHOLDER HEREBY CONFERS DISCRETIONARY AUTHORITY ON THE PROXYHOLDER HEREBY APPOINTED TO ACT AND VOTE ON THE SHAREHOLDER'S BEHALF ON ANY POLL (BALLOT), AS THE PROXYHOLDER IN THE PROXYHOLDER'S SOLE DISCRETION MAY SEE FIT, ALL IN THE SAME MANNER AND TO THE SAME EXTENT AND WITH THE SAME POWER AS THE SHAREHOLDER COULD, IF THE SHAREHOLDER WERE PERSONALLY PRESENT AT SUCH MEETING. NO SUCH AMENDMENTS, VARIATIONS, OR OTHER MATTERS WERE KNOWN TO MANAGEMENT AT THE TIME THIS PROXY WAS SOLICITED.

5. This proxy may not be valid unless it is dated and signed by the shareholder or by the shareholder's attorney-in-fact duly authorized by the shareholder in writing or, in the case of a corporation, is executed under its corporate seal or by an officer or officers or attorney-in-fact for the corporation duly authorized. If this proxy is executed by an attorney-in-fact for an individual shareholder or joint shareholders or by an officer or officers or attorney-in-fact of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney-in-fact, as the case may be, or a notarial copy thereof, should accompany the Form of Proxy.

6. This proxy is revocable in the manner described under the heading "Appointment and Revocation of Proxies" in the accompanying Proxy Statement and Information Circular.

                 TO NON-REGISTERED HOLDERS (BENEFICIAL HOLDERS)

In accordance with National Policy Statement No. 41/Shareholder Communication, beneficial shareholders may elect annually to have their name added to an issuer's supplemental mailing list in order to receive interim financial statements. If you are interested in receiving such statements please complete and return this form.

NAME OF CORPORATION:  THE LOEWEN GROUP INC.
                      ----------------------------------------------------------

NAME OF SHAREHOLDER:
                      ----------------------------------------------------------
ADDRESS:
         -----------------------------------------------------------------------
                                                Postal or Zip Code:
         --------------------------------------                     ------------

I certify that I am a beneficial shareholder.

SIGNATURE:
           --------------------------------------------------------------------

                                                       FIRST CLASS MAIL

ATTN: CORPORATE TRUST
      DEPARTMENT

TO: THE R-M TRUST COMPANY
    FIFTH FLOOR
    393 UNIVERSITY AVENUE
    TORONTO, ONTARIO
    CANADA
    M5G 2M7

                              VOTING INSTRUCTIONS
                            TO THE R-M TRUST COMPANY
               AS PLAN AGENT UNDER THE EMPLOYEE STOCK BONUS PLAN
            FOR THE ANNUAL GENERAL MEETING OF THE LOEWEN GROUP INC.
                           TO BE HELD ON MAY 15, 1997
                 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF
INSTRUCTIONS:
1. PLEASE INSTRUCT THE R-M TRUST COMPANY, BY CHECKING THE APPROPRIATE BOXES, HOW TO VOTE YOUR FIVE COMMON SHARES FOR EACH OF THE ITEMS SET FORTH BELOW.

2.  DATE, SIGN AND MAIL IN THE ATTACHED ENVELOPE TO THE R-M TRUST COMPANY.

The undersigned participant in the Employee Stock Bonus Plan (hereinafter referred to as the "Plan") of The Loewen Group Inc. (the "Company") hereby instructs The R-M Trust Company as Plan Agent to exercise at the above meeting the voting rights pertaining to the undersigned's five Common shares of the Company under the Plan as follows:

VOTING CHOICE FOR THE ELECTION AS A DIRECTOR OF:    FOR      WITHHOLD
Reverend Kenneth Sidney Bagnell                     [ ]        [ ]
Doctor Earl Alan Grollman                           [ ]        [ ]
Charles Barnard Loewen                              [ ]        [ ]
Lawrence Miller                                     [ ]        [ ]

VOTING CHOICE ON THE:
Appointment of KPMG as auditors of the Company      [ ]        [ ]
  for the ensuing year.

VOTING CHOICE ON THE:                               FOR      AGAINST     ABSTAIN
Resolution authorizing the Directors to fix the     [ ]        [ ]         [ ]
  remuneration to be paid to the auditors.

VOTING CHOICE ON THE:
Resolution to approve amendments of the Employee
  Stock Option Plan (United States) to increase:
  (a) the numbers of Common shares issuable         [ ]        [ ]         [ ]
      thereunder by 1,000,000 Common shares; and
  (b) the number of Common shares for which         [ ]        [ ]         [ ]
      options may be granted thereunder in any one
      calendar year to any one participant by
      300,000 Common shares.

VOTING CHOICE ON THE:
Resolution to approve amendments of the Employee
  Stock Option Plan (Canada) to increase:
  (a) the numbers of Common shares issuable         [ ]        [ ]         [ ]
      thereunder by 1,000,000 Common shares; and
  (b) the number of Common shares for which         [ ]        [ ]         [ ]
      options may be granted thereunder in any one
      calendar year to any one participant by
      300,000 Common shares.

VOTING CHOICE ON THE:                               FOR      AGAINST     ABSTAIN
Resolution to approve the amendment of
  the Stock Bonus Plan to increase the              [ ]        [ ]         [ ]
  number of shares issuable thereunder
  by 50,000 Common shares.

      NOTE: IF YOU DATE, SIGN AND MAIL THESE VOTING INSTRUCTIONS TO THE R-M
            TRUST COMPANY BUT DO NOT INSTRUCT THE R-M TRUST COMPANY HOW TO VOTE
            YOUR FIVE COMMON SHARES WITH RESPECT TO ANY OF THE ITEMS ABOVE, THE
            R-M TRUST COMPANY, AS PLAN AGENT, WILL VOTE YOUR FIVE COMMON SHARES
            FOR EACH UNMARKED ITEM. IN THE CASE OF ANY AMENDMENTS OR VARIATIONS
            TO THE RESOLUTIONS, AND IN THE CASE OF ANY OTHER MATTERS WHICH MAY
            PROPERLY COME BEFORE THE MEETING, YOU HEREBY CONFER DISCRETIONARY
            AUTHORITY ON THE R-M TRUST COMPANY, AS PLAN AGENT, TO ACT AND VOTE
            ON YOUR BEHALF ON ANY POLL (BALLOT) AS MANAGEMENT OF THE COMPANY MAY
            RECOMMEND.

DATE:
     ----------------------------------

----------------------------------------------------------
Signature:

----------------------------------------------------------
Print Name:


                              VOTING INSTRUCTIONS
                            TO THE R-M TRUST COMPANY
            AS THE TRUSTEE'S AGENT UNDER THE 401(k) RETIREMENT PLAN
            FOR THE ANNUAL GENERAL MEETING OF THE LOEWEN GROUP INC.
                           TO BE HELD ON MAY 15, 1997
                 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF

INSTRUCTIONS:

1. PLEASE INSTRUCT THE R-M TRUST COMPANY, BY CHECKING THE APPROPRIATE BOXES, HOW TO VOTE THE COMMON SHARES ALLOCATED TO YOU UNDER THE 401(k) RETIREMENT PLAN FOR EACH OF THE ITEMS SET FORTH BELOW.

2.  DATE, SIGN AND MAIL IN THE ATTACHED ENVELOPE TO THE R-M TRUST COMPANY.

The undersigned participant in the 401(k) Retirement Plan (hereinafter referred to as the "Plan") of Loewen Group International, Inc. hereby instructs The R-M Trust Company as the Trustee's Agent to exercise at the above meeting the voting rights pertaining to the Common shares of the Loewen Group Inc. (the "Company") allocated to the undersigned under the Plan as follows:

VOTING CHOICE FOR THE ELECTION AS A DIRECTOR OF:    FOR      WITHHOLD
Reverend Kenneth Sidney Bagnell                     [ ]        [ ]
Doctor Earl Alan Grollman                           [ ]        [ ]
Charles Barnard Loewen                              [ ]        [ ]
Lawrence Miller                                     [ ]        [ ]

VOTING CHOICE ON THE:
Appointment of KPMG as auditors of the Company for  [ ]        [ ]
  the ensuing year.

VOTING CHOICE ON THE:                               FOR      AGAINST      ABSTAIN
Resolution authorizing the Directors to fix the     [ ]        [ ]          [ ]
  remuneration to be paid to the auditors.

VOTING CHOICE ON THE:
Resolution to approve amendments of the Employee
  Stock Option Plan (United States) to increase:
  (a) the numbers of Common shares issuable         [ ]        [ ]          [ ]
      thereunder by 1,000,000 Common shares; and
  (b) the number of Common shares for which         [ ]        [ ]          [ ]
      options may be granted thereunder in any one
      calendar year to any one participant by
      300,000 Common shares.

VOTING CHOICE ON THE:
Resolution to approve amendments of the Employee
  Stock Option Plan (Canada) to increase:
  (a) the numbers of Common shares issuable         [ ]        [ ]          [ ]
      thereunder by 1,000,000 Common shares; and
  (b) the number of Common shares for which         [ ]        [ ]          [ ]
      options may be granted thereunder in any one
      calendar year to any one participant by
      300,000 Common shares.

VOTING CHOICE ON THE:                               FOR      AGAINST      ABSTAIN
Resolution to approve the amendment of the          [ ]        [ ]          [ ]
  Employee Stock Bonus Plan to increase the
  number of shares issuable thereunder by
  50,000 Common shares.

NOTE: IF YOU DATE, SIGN AND MAIL THESE VOTING INSTRUCTIONS TO THE R-M TRUST COMPANY BUT DO NOT INSTRUCT THE R-M TRUST COMPANY HOW TO VOTE YOUR COMMON SHARES WITH RESPECT TO ANY OF THE ITEMS ABOVE, THE R-M TRUST COMPANY, AS THE TRUSTEE'S AGENT, WILL VOTE THE COMMON SHARES ALLOCATED TO YOU UNDER THE PLAN FOR EACH UNMARKED ITEM. IN THE CASE OF ANY AMENDMENTS OR VARIATIONS TO THE RESOLUTIONS, AND IN THE CASE OF ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, YOU HEREBY CONFER DISCRETIONARY AUTHORITY ON THE R-M TRUST COMPANY, AS THE TRUSTEE'S AGENT TO ACT AND VOTE ON YOUR BEHALF ON ANY POLL (BALLOT) AS MANAGEMENT OF THE COMPANY MAY RECOMMEND.


DATE:
      --------------------------------------------------------------------------


--------------------------------------------------------------------------------
Signature:


--------------------------------------------------------------------------------
Print Name:

                             THE LOEWEN GROUP INC.

                   EMPLOYEE STOCK OPTION PLAN (UNITED STATES)
      (RESTATED AND AMENDED AS AT APRIL 7, 1994 AND FURTHER AMENDED AS AT APRIL 7, 1995, SEPTEMBER 19, 1995, APRIL 2, 1996, NOVEMBER 20, 1996 AND MAY -,
1997)


                              Section 1 - General

(a) The purpose of the Employee Stock Option Plan (United States) (the "Plan") is to promote the interests of The Loewen Group Inc. (the "Company") by:

           (i) furnishing Eligible Employees (as defined below) with greater incentive to develop and promote the business and financial success of the Company; and

           (ii) further associate the interests of Eligible Employees with those of the shareholders of the Company by encouraging such employees to acquire share ownership in the Company.

(b) The Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and is not subject to any of the provisions of the Employment Retirement Income Security Act of 1974.

(c) Any questions concerning the Plan should be directed to the Corporate Secretary of the Company, at the Company's principal executive office located at 4126 Norland Avenue, Burnaby, British Columbia, Canada V5G 3S8, telephone number (604) 299-9321.

(d) The Plan shall be governed by, and construed in accordance with, the laws of the province of British Columbia.


                            Section 2 - Eligibility

(a) Under the Plan, employees of the Company or any of its direct or indirect subsidiaries ("Subsidiaries") who are residents of the United States or its territories (the "Eligible Employees") are eligible to be granted options ("Options") to purchase Common shares without par value of the Company ("Shares").

(b) The Compensation Committee of the Company (the "Committee") or such officer as the Committee may designate shall determine from time to time those Eligible Employees to be granted Options under the Plan, and the number of Shares subject to each such Option. Each grant of an Option pursuant to the Plan shall be evidenced by a stock option agreement ("Option Agreement") executed by the employee to whom the Option is granted (the "Optionee") and the Company. Each Option Agreement shall incorporate such terms and conditions as the Committee, in its discretion, deems consistent with the terms of the Plan.

(c) Each Option Agreement shall specify the dates upon which all or any installment of the Option will be exercisable. An Option may be exercised when installments vest at any time and from time to time thereafter with respect to all or a portion of the Shares covered by such vested installments. In addition, if an Offer (as hereinafter defined) is made, the Board of Directors, or Committee, may while the Offer remains outstanding:

           (i) determine that each Option granted by the Company to purchase Shares shall, notwithstanding any vesting period or deferral of the right to exercise otherwise applicable, be immediately exercisable effective on and after a date declared by the Board of Directors, or Committee, to be an advanced exercise date ("Advanced Exercise Date"); and

           (ii) rescind any declaration of an Advanced Exercise Date but no such rescission shall affect the validity of the exercise of such Option if validly exercised on or after a particular Advanced Exercise Date and before the date of rescission of the declaration of the particular Advanced Exercise Date.

For the purposes hereof, "Offer" means an offer to acquire the Shares made to the holders of the Company's Shares where the Shares which are the subject of the offer to purchase, together with the offeror's then presently owned Shares, will in the aggregate exceed twenty percent (20%) of the outstanding Shares of the Company and where two or more persons or companies make offers jointly or in concert or intending to exercise jointly or in concert any voting rights attaching to the Shares to be acquired, then the Shares owned by each of them shall be included in the calculation of the percentage of the Shares of the Company owned by each of them. Paragraphs (i) and (ii) shall apply to each Option granted or to be granted by the Company, which is outstanding at the time of any such declaration regardless of the date of grant thereof, provided that all other terms and conditions of the Option shall continue to apply and nothing herein shall operate to extend, enlarge or revise any Option which has expired, has been exercised, has been cancelled or otherwise has ceased to exist.


                  Section 3 - Number of Shares Subject to Plan

(a) The number of Shares issuable pursuant to the exercise of Options after the effective date of the restatement and amendment of the Plan is limited as follows:

           (i) subject to adjustment pursuant to Section 9, the aggregate number of Shares issuable pursuant to Options under the Plan shall not exceed 4,400,000 Shares (including 1,178,457 Shares under Options previously granted but not exercised as of April 7, 1994); and

           (ii) the number of Shares reserved for issuance to any one person pursuant to options (whether granted under this Plan or otherwise) shall not exceed 5% of the total issued and outstanding Shares on a non-diluted basis.

(b) The maximum number of Shares for which Options are granted after the effective date of restatement and amendment of the Plan in any one calendar year under the Plan to any one Eligible Employee shall not exceed 500,000 Shares, subject to adjustment pursuant to Section 9.

(c) If an Option granted under the Plan expires for any reason without being exercised in full, the number of Shares that would have been issuable upon the exercise of such Option shall continue to be available under the Plan.

(d) Subject to the maximum limits described in subsections (a) and (b) above, the Board of Directors of the Company (the "Board") shall reserve the number of Shares required to honor Options granted from time to time to Optionees pursuant to the Plan, and shall reserve from time to time additional Shares, if any, to ensure that a sufficient number of Shares are available for purchase under Options granted in the future.


                     Section 4 - Administration of the Plan

(a) The Plan shall be administered by the Committee which shall be comprised of two or more members of the Board who are "outside directors" within the meaning of Section 162(m) of the United States Internal Revenue Code of 1986, as amended; provided, however, that, with respect to Options that may be granted to Eligible Employees who are not subject to Section 16 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Committee may delegate its responsibilities to a subcommittee consisting of one or more executive officers of the Company. The address of the Committee is care of the Company's principal executive office at 4126 Norland Avenue, Burnaby, British Columbia, Canada, V5G 3S8.

(b) The Committee shall have all powers and discretion necessary or appropriate to administer the Plan, consistent with and subject to the parameters set forth in the Plan, including but not limited to the power (1) to determine from time to time the Eligible Employees to be granted Options under the Plan, (2) to determine the number of Shares subject to each Option granted under the Plan,
(3) to set or amend the terms of each Option Agreement, (4) to interpret the Plan, (5) to adopt such rules or guidelines as it deems appropriate to administer the Plan, and (6) to make all other decisions, and take or cause to be taken all other actions, relating to the operation of the Plan. The Committee's determinations under the Plan shall be final and binding on all persons. No member of the Committee shall be liable to any person for any action or decision made in good faith in connection with the performance of the Committee's duties or the exercise of its powers under the Plan.


                  Section 5 - Option Price and Exercisability

(a) The exercise price of an Option shall not be less than the closing price of a Share on the trading day immediately prior to the date of grant, as quoted on The Toronto Stock

Exchange (with respect to Options denominated in Canadian currency) and on the Nasdaq National Market or a United States national securities exchange or quotation system on which the Shares are then traded (with respect to Options denominated in United States currency).

(b) Except as otherwise provided in an Option Agreement, no Options shall be exercised by an Optionee until at least 6 months after the date of the grant. An Optionee may exercise an Option by delivering to the Company a duly completed form of notice of such exercise together with full payment for the Shares being purchased under the Option. The form of notice must identify the Option being exercised, state the exercise price, be signed by the Optionee and be dated the date of exercise. The Company shall promptly notify the Optionee as to any taxes required to be withheld and collected from the Optionee.
Unless otherwise provided in the Option Agreement or consented to by the Company, payment for the Shares must be made in the currency in which the Option is denominated.

(c) The sale of the Shares to the Optionee shall be deemed to have occurred, and the Optionee shall be deemed to be the holder of such Shares, on the date that both the form of notice and the payment in a manner acceptable to the Company of the exercise price and any applicable taxes have been received by the Company. A certificate representing the Shares acquired by the Optionee shall be issued and delivered to the Optionee by the Company as soon is reasonably possible after the sale.


                       Section 6 - Termination of Options

(a) Any Option granted pursuant to the Plan shall terminate upon the earlier of: (i) ten years after the date of grant; and (ii) such event(s) of termination as are provided in the Option Agreement or as are determined from time to time by the Committee.

(b) A change in the duties or position of the Optionee, or the transfer of the Optionee from one position with the Company to another, or the transfer of an Optionee from one employer to another employer shall not trigger the termination of such Optionee's Option so long as such Optionee remains a bona fide employee of the Company or any Subsidiary.


                   Section 7 - Non-transferability of Options

     Except as hereafter provided, an Option granted under the Plan may not be transferred, pledged or assigned otherwise than by will or the laws of descent and distribution and may be exercised only by the Optionee during his or her lifetime. Options that are exercisable at the date of an Optionee's death may be exercised by the Optionee's heirs entitled thereto or by the administrator or the executor or trustee of his or her last will and testament. Any such exercise may not take place after the earlier of: (i) the expiration of the Option in accordance with Section 6(a)(i) above; and (ii) two years after the date of the Optionee's death without the prior written consent of the Company.

                      Section 8 - Termination or Amendment

     Subject to regulatory approval and, where required, approval of the shareholders of the Company, the Committee may, at any time and for any reason, amend or terminate the Plan, subject to ratification by the Board. The Plan shall remain in effect until it is terminated by the Committee, subject to ratification by the Board. No Options may be granted under the Plan after its termination, but no termination or amendment of the Plan shall affect any previously granted Option.


                    Section 9 - Protection Against Dilution

     The Committee shall adjust the number of Shares covered by the Plan and any Option in a manner it considers equitable to reflect any change in the capitalization of the Company including, but not limited to, such changes as stock dividends, consolidations and subdivisions of shares or changes resulting from an amalgamation of the Company with one or more corporations. No fractional shares or rights to acquire a fractional share will be created as a result of an adjustment made pursuant to this section. The Committee shall also adjust the exercise price under any Option in a manner it considers equitable if the number of Shares covered by the Option is adjusted pursuant to this section.


                      Section 10 - Rights as Shareholders

     An Optionee shall have no rights as a shareholder (including the right to vote and to receive dividends) of the Company with respect to Shares covered by Options until such participant becomes the holder of record of such Shares.


           Section 11 - Compliance with Certain U.S. Securities Laws

     With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. If any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


                      Section 12 - Restrictions on Resale

     Under United States federal law, Shares purchased pursuant to Options granted under the Plan by Optionees who are not "affiliates" of the Company within the meaning of the Securities Act of 1933, as amended (the "Act"), generally may be resold without registration or other restriction under the Act. Generally, Shares purchased by "affiliates" pursuant to Options granted under the Plan may not be resold to the public in the United States without registration under the Act, except pursuant to an exemption from such registration. One such exemption from registration is Rule 144 under the Act, which permits resales by affiliates so long as certain volume, manner of sale and other requirements have been satisfied. An "affiliate" is a person who directly or indirectly controls, or is controlled by, or is under common control with, the Company.


                        Section 13 - General Limitations

     Neither the Plan nor any Option granted hereunder is to be interpreted as giving any person a right to remain an employee of the Company or any of its Subsidiaries. The Company and its Subsidiaries reserve the right to terminate anyone's service at any time, with or without cause, and neither the Plan nor any Option granted hereunder affects that right. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE SHARES.

                             THE LOEWEN GROUP INC.

                      EMPLOYEE STOCK OPTION PLAN (CANADA)
      (RESTATED AND AMENDED AS AT APRIL 7, 1994 AND FURTHER AMENDED AS AT APRIL 7, 1995, SEPTEMBER 19, 1995, APRIL 2, 1996, NOVEMBER 20, 1996 AND MAY -,
1997)


                              Section 1 - General

(a) The purpose of the Employee Stock Option Plan (Canada) (the "Plan") is to promote the interests of The Loewen Group Inc. (the "Company") by:

           (i) furnishing Eligible Employees (as defined below) with greater incentive to develop and promote the business and financial success of the Company; and

           (ii) further associate the interests of Eligible Employees with those of the shareholders of the Company by encouraging such employees to acquire share ownership in the Company.

(b) Any questions concerning the Plan should be directed to the Corporate Secretary of the Company, at the Company's principal executive office located at 4126 Norland Avenue, Burnaby, British Columbia, Canada, V5G 3S8, telephone number (604) 299-9321.

(c) The Plan shall be governed by, and construed in accordance with, the laws of the province of British Columbia.


                            Section 2 - Eligibility

(a) Under the Plan, employees of the Company or any of its direct or indirect subsidiaries ("Subsidiaries") who are residents of Canada ("Eligible Employees") are eligible to be granted options ("Options") to purchase Common shares without par value of the Company ("Shares").

(b) The Compensation Committee of the Company (the "Committee") or such officer as the Committee may designate shall determine from time to time those Eligible Employees to be granted Options under the Plan, and the number of Shares subject to each such Option. Each grant of an Option pursuant to the Plan shall be evidenced by a stock option agreement ("Option Agreement") executed by the employee to whom the Option is granted (the "Optionee") and the Company. Each Option Agreement shall incorporate such terms and conditions as the Committee, in its discretion, deems consistent with the terms of the Plan.

(c) Each Option Agreement shall specify the dates upon which all or any instalment of the Option will be exercisable. An Option may be exercised when instalments vest at any time and from time to time thereafter with respect to all or a portion of the Shares covered by such vested installments. In addition, if an Offer (as hereinafter defined) is made, the Board of Directors, or Committee, may while the Offer remains outstanding:

           (i) determine that each Option granted by the Company to purchase Shares shall, notwithstanding any vesting period or deferral of the right to exercise otherwise applicable, be immediately exercisable effective on and after a date declared by the Board of Directors, or Committee, to be an advanced exercise date ("Advanced Exercise Date"); and

           (ii) rescind any declaration of an Advanced Exercise Date but no such rescission shall affect the validity of the exercise of such Option if validly exercised on or after a particular Advanced Exercise Date and before the date of rescission of the declaration of the particular Advanced Exercise Date.

For the purposes hereof, "Offer" means an offer to acquire the Shares made to the holders of the Company's Shares where the Shares which are the subject of the offer to purchase, together with the offeror's then presently owned Shares, will in the aggregate exceed twenty percent (20%) of the outstanding Shares of the Company and where two or more persons or companies make offers jointly or in concert or intending to exercise jointly or in concert any voting rights attaching to the Shares to be acquired, then the Shares owned by each of them shall be included in the calculation of the percentage of the Shares of the Company owned by each of them. Paragraphs (i) and (ii) shall apply to each Option granted or to be granted by the Company, which is outstanding at the time of any such declaration regardless of the date of grant thereof, provided that all other terms and conditions of the Option shall continue to apply and nothing herein shall operate to extend, enlarge or revise any Option which has expired, has been exercised, has been cancelled or otherwise has ceased to exist.


                  Section 3 - Number of Shares Subject to Plan

(a) The number of Shares issuable pursuant to the exercise of Options after the effective date of restatement and amendment of the Plan is limited as follows:

           (i) subject to adjustment pursuant to Section 9, the aggregate number of Shares issuable pursuant to Options under the Plan shall not exceed 2,700,000 Shares (including 1,051,025 Shares under Options previously granted but not exercised as of April 7, 1994); and

           (ii) the number of Shares reserved for issuance to any one person pursuant to options (whether granted under this Plan or otherwise) shall not exceed 5% of the total issued and outstanding Shares on a non-diluted basis.

(b) The maximum number of Shares for which Options are granted after the effective date of restatement and amendment of the Plan in any one calendar year under the Plan to any one Eligible Employee shall not exceed 500,000 Shares, subject to adjustment pursuant to Section 9.

(c) If an Option granted under the Plan expires for any reason without being exercised in full, the number of Shares that would have been issuable upon the exercise of such Option shall continue to be available under the Plan.

(d) Subject to the maximum limits described in subsections (a) and (b) above, the Board of Directors of the Company (the "Board") shall reserve the number of Shares required to honour Options granted from time to time to Optionees pursuant to the Plan, and shall reserve from time to time additional Shares, if any, to ensure that a sufficient number of Shares are available for purchase under Options granted in the future.


                     Section 4 - Administration of the Plan

(a) The Plan shall be administered by the Committee which shall be comprised of two or more members of the Board who are "outside directors" within the meaning of Section 162(m) of the United States Internal Revenue Code of 1986, as amended; provided, however, that, with respect to Options that may be granted to Eligible Employees who are not subject to Section 16 of the United States Securities Exchange Act of 1934, as amended, the Committee may delegate its responsibilities to a subcommittee consisting of one or more executive officers of the Company. The address of the Committee is care of the Company's principal executive office at 4126 Norland Avenue, Burnaby, British Columbia, Canada, V5G 3S8.

(b) The Committee shall have all powers and discretion necessary or appropriate to administer the Plan, consistent with and subject to the parameters set forth in the Plan, including but not limited to the power (1) to determine from time to time the Eligible Employees to be granted Options under the Plan, (2) to determine the number of Shares subject to each Option granted under the Plan,
(3) to set or amend the terms of each Option Agreement, (4) to interpret the Plan, (5) to adopt such rules or guidelines as it deems appropriate to administer the Plan, and (6) to make all other decisions, and take or cause to be taken all other actions, relating to the operation of the Plan. The Committee's determinations under the Plan shall be final and binding on all persons. No member of the Committee shall be liable to any person for any action or decision made in good faith in connection with the performance of the Committee's duties or the exercise of its powers under the Plan.


                  Section 5 - Option Price and Exercisability

(a) The exercise price of an Option shall not be less than the closing price of the Shares as quoted on The Toronto Stock Exchange on the trading day immediately prior to the date of the grant.

(b) Except as otherwise provided in an Option Agreement, no Options shall be exercised by an Optionee for at least 6 months after the date of the grant. An Optionee may exercise an Option by delivering to the Company a duly completed form of notice of such exercise together with full payment for the Shares being purchased under the Option. The form of notice must identify the Option being exercised, state the exercise price, be signed by the Optionee and be dated the date of exercise. The Company shall promptly notify the Optionee as to any taxes required to be collected from the Optionee. Unless otherwise provided in the Option Agreement or consented to by the Company, payment for the Shares must be made in the currency in which the Option is denominated.

(c) The sale of the Shares to the Optionee shall be deemed to have occurred, and the Optionee shall be deemed to be the holder of such Shares, on the date that both the form of notice and the payment in a manner acceptable to the Company of the exercise price and any applicable taxes have been received by the Company. A certificate representing the Shares acquired by the Optionee shall be issued and delivered to the Optionee by the Company as soon as is reasonably possible after the sale.


                       Section 6 - Termination of Options

(a) Any Option granted pursuant to the Plan shall terminate upon the earlier of: (i) ten years after the date of grant; and (ii) such event(s) of termination as are provided in the Option Agreement or as are determined from time to time by the Committee.

(b) A change in the duties or position of the Optionee, or the transfer of the Optionee from one position with the Company to another, or the transfer of an Optionee from one employer to another employer shall not trigger the termination of such Optionee's Option so long as such Optionee remains a bona fide employee of the Company or any Subsidiary.


                   Section 7 - Non-transferability of Options

     Except as hereafter provided, an Option granted under the Plan may not be transferred, pledged or assigned otherwise than by will or the laws of descent and distribution and may be exercised only by the Optionee during the Optionee's lifetime. Options that are exercisable at the date of an Optionee's death may be exercised by the Optionee's heirs entitled thereto or by the administrator or the executor or trustee of his or her last will and testament. Any such exercise may not take place after the earlier of: (i) the expiration of the Option in accordance with Section 6(a)(i) above; and (ii) two years after the date of the Optionee's death without the prior written consent of the Company.


                      Section 8 - Termination or Amendment

     Subject to regulatory approval and, where required, approval of the shareholders of the Company, the Committee may, at any time and for any reason, amend or terminate the Plan, subject to ratification by the Board. The Plan shall remain in effect until it is terminated by the Committee, subject to ratification by the Board. No Options may be granted under the Plan after its termination, but no termination or amendment of the Plan shall affect any previously granted Option.

                    Section 9 - Protection Against Dilution

     The Committee shall adjust the number of Shares covered by the Plan and any Option in a manner which it considers equitable to reflect any change in the capitalization of the Company including, but not limited to, such changes as stock dividends, consolidations and subdivisions of shares or changes resulting from an amalgamation of the Company with one or more corporations.
No fractional shares or rights to acquire a fractional share will be created as a result of an adjustment made pursuant to this section. The Committee shall also adjust the exercise price under any Option in a manner it considers equitable if the number of Shares covered by the Option is adjusted pursuant to this section.


                      Section 10 - Rights as Shareholders

     An Optionee shall have no rights as a shareholder (including the right to vote and to receive dividends) of the Company with respect to Shares covered by Options until such participant becomes the holder of record of such Shares.


                       Section 11 - Securities Regulation

     Where necessary to effect an exemption from the registration or distribution requirements applicable to the Options or the Shares under applicable securities laws or policies, the Committee may take such action or require such action or agreement by any Optionee as may from time to time be necessary to comply with such applicable securities laws and policies. The directors may decline to grant some or all of the Options or to issue some or all of the Shares pursuant to the Plan unless the grant of such Options or the issuance of such Shares is exempt from such requirements, upon the advice of counsel to the Company.


                        Section 12 - General Limitations

     Neither the Plan nor any Option granted hereunder is to be interpreted as giving any person a right to remain an employee of the Company or any of its Subsidiaries. The Company and its Subsidiaries reserve the right to terminate anyone's service at any time, with or without cause, and neither the Plan nor any Option granted hereunder affects that right.

     THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE SHARES.

                             THE LOEWEN GROUP INC.

                           EMPLOYEE STOCK BONUS PLAN
                (AS AMENDED AS AT APRIL 7, 1995 AND MAY -, 1997)


1. PURPOSE AND EFFECTIVE DATE

1.1 PURPOSE. The purpose of the Plan is to enhance the sense of commitment and community among the Employees of the Company and to foster the interest of such Employees in the growth and development of the Company by providing such Employees, through the grant of Common shares in TLGI, with a proprietary interest in the Company and a real sense of ownership and by means of the foregoing to advance the interests of the Company.

1.2 EFFECTIVE DATE.  The Plan shall be effective as of September 1, 1993.


2. DEFINITION AND INTERPRETATION

2.1 DEFINITIONS. In the Plan, unless the context otherwise requires, the following terms shall have the following meanings:

     "Board of Directors" means the Board of Directors of TLGI;

     "Committee" means the committee appointed by the Board of Directors pursuant to Section 3.1 of the Plan;

     "Company" means TLGI and its Subsidiaries;

     "Employee" means, at a relevant date:

           (a) a regular full time employee (including officer) of TLGI or a Subsidiary who has been so employed for at least 90 consecutive days as at that date;

           (b) a regular part time employee (including officer) of TLGI or a Subsidiary who has been so employed for at least 90 consecutive days as at that date, is not employed by any company or person other than TLGI or a Subsidiary, works an average of 20 hours per week and is entitled to substantially all of the benefits of a regular full time employee;

           (c) a part time or on-call employee of TLGI or a Subsidiary who as at that date has been so employed for at least 5 years, works an average of 5 hours per week or 260 hours per year and who the Committee determines has made a contribution to the Company; and

           (d) an employee of TLGI or a Subsidiary who as at that date is paid on a commission basis, is meeting his or her sales and income requirements and is entitled to substantially all of the benefits of a regular full time employee;

and for the purpose of the Plan:

           (e) the average of 5 hours per week or 20 hours per week shall be determined as follows:

                      (i) if the employee has been employed for 12 months or
                 more, then averaged over a period of 12 months preceding the relevant date;

                      (ii) if the employee has been employed less than 12
                 months preceding the relevant date, then averaged over such period of employment; or

                      (iii) on such other basis as the Committee may determine;

           (f) employed for consecutive days shall mean employment without any termination or leave of absence, except for a leave of absence approved by the employer which is less than 6 consecutive months in duration;

           (g) there shall be taken into account employment with a company or person before that company became a Subsidiary or before that company's or person's funeral service or related assets were acquired by TLGI or a Subsidiary; and

           (h) "Employee" shall not include an employee of another company or person who is on temporary loan to TLGI or a Subsidiary, a short term temporary employee, a probationary employee, a director of TLGI or a Subsidiary unless such director is otherwise eligible as an Employee and such other persons or class of persons as may be excluded from participation from time to time by the Committee;

     "Participant" means an Employee who has delivered an acknowledgment in accordance with Section 4.3 of the Plan;

     "Plan" means the employee stock bonus plan described herein;

     "Plan Administrator" means the person or persons designated from time to time by the Committee pursuant to Section 3.2 of the Plan as being responsible for maintaining records in connection with the Plan;

     "Plan Agent" means the person or persons from time to time appointed by the Board of Directors to act as plan agent for the Plan;

     "Shares" means Common shares of TLGI;

     "Subsidiaries" means any corporations which are direct or indirect subsidiaries of TLGI; and

     "TLGI" means The Loewen Group Inc., a company incorporated under the laws of the Province of British Columbia and any successor company.

2.2 ARTICLES, SECTIONS AND HEADINGS. The division of the Plan into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of the Plan.

2.3 EXTENDED MEANINGS. Where the context so requires, words importing the singular include the plural and vice versa, and words importing the masculine gender include the feminine and neuter genders.

2.4 APPLICABLE LAW. The Plan shall be governed by and construed in accordance with the laws of the Province of British Columbia.


3. ADMINISTRATION OF THE PLAN

3.1 COMMITTEE. The Plan will be administered by a specifically designated Committee of the Board of Directors. The Committee shall consist of such two or more directors of TLGI as the Board of Directors may designate from time to time. The Committee is authorized to interpret and construe the Plan, including but not limited to adjudicating as to and rectifying inconsistencies and omissions, and may from time to time make, amend and rescind rules and regulations for carrying out the Plan. The Committee may in its absolute discretion, if it determines that there is hardship or other good cause, grant relief from the literal provisions of the Plan, but no such grant of relief shall constitute a precedent in any other circumstance. Any such interpretation or construction of any provision of the Plan or grant of relief shall be final and conclusive. All administrative costs of the Plan shall be paid by TLGI.
No member of the Committee shall be liable for any action or inaction or determination made in good faith with respect to the Plan or any Shares granted under it.

3.2 PLAN ADMINISTRATOR. The Committee may appoint a person or persons from time to time, called a Plan Administrator, to maintain records in connection with the Plan.

4.   PARTICIPATION

4.1 INITIAL ISSUANCE. TLGI will, subject to Section 4.3, issue on the date determined by the Committee (the "Initial Issuance Date"), 5 Shares for each person who is an Employee as of June 30, 1993 and has not ceased to be an Employee as of the Initial Issuance Date, for services performed by that person. The 5 Shares may be issued either (a) directly to and in the name of each Employee or (b) in the name of the Plan Agent and held by the Plan Agent as nominee for each such person, as the Committee may determine in its sole discretion.

4.2 FUTURE ISSUANCES. TLGI will, subject to Section 4.3, issue, on dates from time to time determined by the Committee (each such date being at approximately three month intervals or such other intervals as the Committee may select) 5 Shares for each person (other than a person who has, in the past, received 5 Shares pursuant to Section 4.1 or this Section 4.2), who qualifies as an Employee after June 30, 1993 and has not ceased to be an Employee as of the relevant issuance date, for services performed by that person. The 5 Shares may be issued either (a) directly to and in the name of each Employee or (b) in the name of the Plan Agent and held by the Plan Agent as nominee for each such person as the Committee may determine in its sole discretion.

4.3 ACKNOWLEDGMENT.  An Employee who has qualified pursuant to Section 4.1 or
4.2 must, as a condition to the issuance of the 5 Shares relating to such person, deliver to the Plan Administrator prior to the date of issue of that Employee's 5 Shares a completed form of acknowledgment substantially in the form attached hereto as Schedule A or in such other form as the Committee may approve, expressing the agreement of such Employee to the terms and conditions of the Plan as it may be amended from time to time. An Employee delivering such acknowledgment shall be a Participant in the Plan.

4.4 ONE TIME ENTITLEMENT. Unless the Committee otherwise determines, any one person's entitlement under the Plan is limited to one grant of 5 Shares.


5. SPECIFIC PROVISIONS AFFECTING SHARES

5.1 HOLD PERIOD. A Participant may not sell, assign, mortgage, pledge or otherwise dispose of that Participant's 5 Shares while that Participant is an Employee. If that Participant ceases to be an Employee for any reason (including death) then that Participant or that Participant's personal representative may not sell, assign, mortgage, pledge or otherwise dispose of that Participant's 5 Shares unless and until 3 years have elapsed since the date of issuance of such 5 Shares.

5.2 PLAN AGENT AS HOLDER. At the sole discretion of the Committee, a certificate representing the 5 Shares awarded to a Participant may be issued directly to and in the name of such Participant or may be issued in the name of the Plan Agent and held by the Plan Agent as nominee for such Employee. If the Plan Agent so acts, the Plan Agent will continue to be the registered holder of 5 Shares on behalf of a Participant during the relevant hold period described in Section 5.1 and thereafter until that Participant makes a written request to the Plan Administrator that a share certificate for that Participant's 5 Shares be issued to that Participant or that Participant's order, and TLGI has issued such share certificate. A Participant shall be solely responsible for the sale or other disposition of that Participant's 5 Shares including compliance with all relevant securities laws and conditions imposed by relevant stock exchanges and quotation systems, provided that nothing herein contained shall preclude a Participant from participating, if eligible, in any plan that TLGI may establish for the purchase of Shares from shareholders.

5.3 DIVIDENDS AND DISTRIBUTIONS. Any dividends (cash, stock or in specie) declared on each Participant's 5 Shares and any other distributions (including any warrants, options or rights) with respect to such Shares shall be paid or delivered by TLGI to either (a) the respective Participants entitled thereto or
(b) the Plan Agent, as the Committee may determine in its sole discretion. If such dividends or other distributions are paid or delivered to the Plan Agent, then the Plan Agent shall hold such dividends or other distributions for the benefit of the Participants entitled thereto, without interest or other return to such Participants on such dividends or other distributions held, during the relevant hold period described in Section 5.1 and thereafter, subject to the following sentence. If a Participant requests a certificate for that Participant's 5 Shares pursuant to Section 5.2, the Plan Agent shall pay or deliver the aggregate dividends or other distributions held for that Participant to that Participant or that Participant's order, less any withholding taxes. TLGI shall be entitled to earn interest, commissions, fees or other returns on all dividends or other distributions held by the Plan Agent. Nothing herein contained shall preclude a Participant from participating, if eligible, in a plan that TLGI may establish for dividend reinvestment and/or share purchases. Any warrants, options or rights with respect to the Shares may in the sole discretion of the Committee be delivered to the Participants for exercise or be allowed to lapse (if the Committee determines that there is negligible value to the warrants, options or rights) or be sold by the Plan Agent on behalf of the Participants, and the proceeds of any such sale shall be proportionately credited to each Participant.

5.4 VOTING. Shares held directly by a Participant will be voted by such Participant. Shares held by the Plan Agent under the Plan will be voted by the Plan Agent in accordance with the directions, if any, of the respective Participants and in the absence of a direction will be voted for any proposals or resolutions proposed by management of TLGI.

5.5 REPRESENTATIVE CERTIFICATE. In the event that the Plan Agent holds Shares on behalf of a Participant, the Plan Administrator may, but shall not be obligated to, issue or cause to be issued to a Participant a representative certificate confirming the entitlement of that Participant to the beneficial interest in that Participant's 5 Shares held in the name of the Plan Agent.

5.6 PROTECTION AGAINST DILUTION. The Committee will adjust the number of Shares covered by the Plan in a manner which it considers equitable to reflect any change in the capitalization of TLGI including, but not limited to, such changes as stock dividends, consolidations and subdivisions of shares or changes resulting from an amalgamation of TLGI with one or more corporations. No fractional shares or rights to acquire a fractional share will be created as a result of an adjustment made pursuant to this section.


6. MAXIMUM NUMBER OF SHARES

6.1 LIMITATIONS. The number of Shares that may be issued under the Plan is limited as follows:

           (a) the aggregate number of Shares to be issued pursuant to the Plan shall not exceed 100,000 Shares;

           (b) the aggregate number of Shares issued shall not exceed 1% of the total issued and outstanding Shares on an annual basis; and

           (c) Shares issued to insiders of TLGI (as defined in the Securities Act (British Columbia)) shall not exceed 0.5% of the total issued and outstanding Shares on an annual basis;

subject to any change to such limitations as determined by the Committee and as required and approved by relevant regulatory authorities, stock exchanges, quotation systems and, where required, the shareholders of TLGI.


7. EMPLOYMENT

7.1 NO ENTITLEMENT. The Plan is a voluntary plan on the part of the Company and shall not constitute consideration for or an inducement to or condition of the employment of any Employee. Nothing contained in the Plan shall confer upon any Employee any right with respect to employment or continuance of employment with TLGI or any Subsidiary or interfere in any way with the right of TLGI or any Subsidiary to terminate an Employee's employment at any time. The Plan does not give any Employee or any beneficiary of an Employee any right or claim to any benefit except to the extent provided for in the Plan.


8. SECURITIES REGULATION AND TAX COMPLIANCE

8.1 SECURITIES COMPLIANCE. Where necessary to effect exemption from registration or distribution or to effect qualification of the Shares under securities laws or policies applicable to the Shares, the Board of Directors or the Committee may take such action or require such action or agreement by any Employee as may from time to time be necessary to comply with such applicable securities laws and policies. Such action may include but is not limited to
(a) requiring a Participant to acquire Shares with investment intent and not with a view to their distribution, and to present to the Board of Directors or the Committee an undertaking to that effect in a form acceptable to the Board of Directors or the Committee, as the case may be, (b) the legending of certificates issued pursuant to the Plan, (c) requiring of an opinion of counsel for a transferor or transferee with respect to the legality of the transfer of Shares issued pursuant to the Plan and (d) the establishment of other or different custody arrangements whereby Shares issued pursuant to the Plan will be held by a custodian designated by the Board of Directors or the Committee pursuant to a custodian arrangement for the benefit of Participants. This Section 8.1 shall in no way obligate the Company to undertake the registration or qualification of any Shares under any securities laws applicable to the securities of the Company. The Committee may decline to issue some or all of the Shares pursuant to the Plan unless the Shares to be issued hereunder are qualified under appropriate securities laws, or the issuance of the Shares hereunder is exempt therefrom in the opinion of the Committee, upon advice of counsel to the Company.

8.2 SECTION 16 COMPLIANCE. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. If any provision of the Plan or action by the Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan Administrator.

8.3 TAX AND OTHER COMPLIANCE. The Participant shall be solely responsible for reporting and paying all taxes, duties and imposts relating to the Shares including but not limited to reporting on such Participant's income tax return and paying tax on the value of the Shares on issuance, tax on dividends and other distributions and tax on the sale or other disposition of the Shares. The Company may make withholdings from salary or other sums payable to Participants on account of taxes, duties and imposts relating to the Shares, dividends or other distributions.

8.4 DELAYING CERTIFICATES. Issuance, transfer or delivery of certificates for Shares issued or to be issued pursuant to the Plan may be delayed, at the discretion of the Committee, until the Committee is satisfied that the applicable requirements of securities, income tax and other laws and the rules, regulations and policies of stock exchanges and quotation systems have been met.


9. AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN

9.1 BOARD OR COMMITTEE MAY AMEND, SUSPEND OR TERMINATE. The Board of Directors or the Committee may amend, suspend or terminate the Plan, in whole or in part, if and when it is advisable in the absolute discretion of the Board of Directors or the Committee (including but not limited to amendment, suspension or termination of the Plan due to regulatory requirements) and to provide for the consequences thereof (including but not limited to the consequences that Employees will have no entitlement or further entitlement under this Plan upon amendment, suspension or termination); provided, however, that the Plan may not be amended more than once every six months, except to comply with changes to the U.S. Internal Revenue Code or the U.S. Employee Retirement Income Security Act of 1974. In particular and without limitation, the Board of Directors or the Committee may determine that share certificates for the Shares shall be issued to Participants or that dividends or other distributions will be paid or delivered to

Participants before the expiration of the relevant hold period in Section 5.1 or without a written request pursuant to Section 8.1. The provisions of the Plan are subject to and shall be read as incorporating all laws, rules, regulations and policies as may from time to time be applicable thereto, including but not limited to rules, regulations and policies of any stock exchange or quotation system. Any amendment of the Plan is subject to regulatory approval in accordance with such laws, rules, regulations and policies and, where required thereunder, the approval of the shareholders of TLGI.


10. FUTURE VALUE

10.1 NO REPRESENTATION. The Participants by participating in the Plan shall be deemed to have accepted all risks associated with acquiring Shares pursuant to the Plan. The Company, the Board of Directors, the Committee, the Plan Administrator(s) and the Plan Agent make no representation, warranty or guarantee as to the future value of the Shares and shall not be liable to any Employee for any loss resulting from a decline, or failure to increase, in the market value of the Shares issued with respect to that Employee under the Plan or as a result of the amendment, suspension or termination of the Plan.


11. NON-ASSIGNABILITY OF RIGHTS

11.1 NO ASSIGNMENT. No right of an Employee under the Plan is capable of being sold, assigned, mortgaged, pledged or otherwise disposed of, in whole or in part.


12. NECESSARY APPROVALS

12.1 CESSATION OF PLAN. The obligation of TLGI to issue and deliver any Shares in accordance with the Plan is subject to any necessary approval of any regulatory authority having jurisdiction over the securities of TLGI. If any Shares cannot be issued to or for the benefit of a Participant for any reason whatsoever, the obligation of TLGI, if any, to issue such Shares shall terminate without further liability.


13. SEVERABILITY

13.1 SEVERABILITY. Each provision of the Plan shall be severable, and the invalidity, illegality or unenforceability of any provision will not affect or impair the validity, legality and enforceability of any other provisions of the Plan.

14. NOTICE AND DELIVERY

14.1 ADDRESS OF PARTICIPANT. Any notice, document, certificate or other form of communication may be delivered to a Participant to the address for such Participant shown from time to time in the Plan Administrator's records.

                                   SCHEDULE A

           to the Employee Stock Bonus Plan of The Loewen Group Inc.



TO:  The Loewen Group Inc.
     4126 Norland Avenue
     Burnaby, British Columbia
     V5G 3S8
     Attention:      Plan Administrator
                     Employee Stock Bonus Plan


The undersigned hereby elects to participate in The Loewen Group Inc. Employee Stock Bonus Plan (the "Plan") and agrees to all of the terms and conditions of the Plan as it may be amended from time to time. The undersigned accordingly hereby subscribes for 5 Common shares (the "Shares") of The Loewen Group Inc. (" TLGI").

The undersigned will be the owner of the Shares. The undersigned acknowledges that for administrative purposes, his or her Shares may be held by the Plan Agent under the Plan and issued in the name of the Plan Agent as the representative of the undersigned.

THE FOLLOWING IS A SUMMARY OF SOME OF THE TERMS AND CONDITIONS OF THE PLAN BUT THE UNDERSIGNED AGREES THAT THE FULL TEXT OF ALL OF THE TERMS AND CONDITIONS OF THE PLAN, AS IT MAY BE AMENDED FROM TIME TO TIME, SHALL GOVERN.

1. The undersigned will not sell, pledge or otherwise dispose of the Shares during the undersigned's employment with TLGI or a Subsidiary of TLGI (as defined in the Plan). If such employment ceases for any reason, the undersigned will not sell, pledge or otherwise dispose of the Shares unless and until 3 years have elapsed from the date the Shares were issued to the undersigned. When the undersigned is permitted to sell the Shares, the sale or other disposition of the Shares will be the sole responsibility of the undersigned.

2. The undersigned agrees that all dividends and distributions on the Shares may, if the Committee appointed under the Plan so decides, be held by the Plan Agent without interest or other income payable to the undersigned and that TLGI may earn interest, commission, fees or other income on such dividends and distributions.

3. The undersigned acknowledges and agrees that the value of the Shares on issuance, the dividends and other distributions and the proceeds of the sale of the Shares are taxable to the undersigned, that the undersigned will be responsible for all reporting and payment of taxes and that TLGI or the undersigned's employer may make withholdings from salary or other amounts payable to the undersigned on account of taxes.

4. The undersigned accepts all risks associated with acquiring the Shares and agrees that there is no guarantee as to the future value of the Shares and that TLGI and its directors, the undersigned's employer, and the Committee, the Plan Administrator(s) and the Plan Agent under the Plan are not liable for any loss.


The undersigned's full name and address are as follows:


_______________________________________
Name


_______________________________________
Number and Street


_______________________________________
City etc.
                                             ___________________________________
                                             Signature


                                             ___________________________________
                                             Date